Exhibit 10.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS MARKED WITH A [****]

Saudi Arabian Oil Company
Purchasing Department
Box 87, Dhahran 31311
Saudi Arabia

VENDOR:	ID: 10042781	PURCHASE AGREEMENT:	4600034594
OMS OILFIELD SVCS ARABIA LTD,		Type:	Mat Local Del Fost
Currency:
Inco Terms:
Attn.:		Payment Terms:
Email:		Date Printed:	October 24, 2023/ Page: 1 of 56
Telephone:
Fax:

<<<<<< THE TEXT OF THIS DOCUMENT IS PRINTED ON BOTH SIDES OF EACH PAGE >>>>>>

PARTIES

This Agreement is entered between the Saudi Arabian Oil Company (SAUDI ARAMCO or BUYER), with offices in Dhahran, Saudi Arabia, and OMS OILFIELD SVCS ARABIA LTD. VENDOR, a Saudi Company, Commercial Registration No. 2059001809000, with offices in Abqaiq, Saudi Arabia.

AGREEMENT

This agreement consists of this signed contract document and the attachments listed in the List of Attachments. All of these documents shall apply (as applicable) to each Purchase Order issued under this Agreement. This Agreement has been written in English. If requested by VENDOR, SAUDI ARAMCO agrees to provide an Arabic translation of any item of the Agreement. When Arabic translation is provided, VENDOR the agrees English text shall prevail in case of any conflict in interpretation of the English and Arabic versions.

TERM

This Agreement shall become effective on 01st day of November, 2023, which approximates to the 17th day, of Rabi’ll, 1445, and shall continue in effect unless terminated earlier in accordance with its terms until the 31st day of October, 2033, which approximates to the 00th day, of Dhu al-Hijjah, 0000.

MERGER

This signed Agreement with its attachments constitutes the entire contract between the parties, and no promise, contract, or representation relating to matters covered by it shall be of any effect unless stated in such documents or in written amendment signed by both parties.

IN WITNESS WHEREOF, SAUDI ARAMCO AND VENDOR have signed this Contract, Number 4600034594, in duplicate, intending that each signed copy serve as an original.

WITNESS	SAUDI ARABIAN OIL COMPANY(SAUDI ARAMCO)

Signature/Date	Signature/Date
Name:	Approver Name:

WITNESS	OMS OILFIELD SVCS ARABIA LTD

Signature/Date	Signature/Date
Name:	Name:

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

3.0 PURCHASE AGREEMENT FOR VENDOR WAREHOUSING WITH COMMITTED QUANTITY

3.1 INTRODUCTION

3.1.1 General

SAUDI ARAMCO operates a centralized joint procurement function to coordinate and administer the buying activities of its participating affiliates (“Affiliates”) and to enable efficiency gains due to the ability to purchase at scale and reduce associated costs, as well as the ability to ensure access to a wider selection of goods and shorter term delivery options.

A Purchase Agreement (Agreement) is a purchasing method used to streamline repetitive purchases without the need to quote price and lead time each time, where all terms and conditions are agreed in advance of automated Orders being released to meet requirements.

During the term of the Agreement, Saudi Aramco and any of its Affiliates may require the Vendor to enter into a Purchase Order, and such Purchase Order shall be binding on the Vendor and Saudi Aramco or the relevant Affiliate (as the case may be). In addition, the Vendor shall on request of any Saudi Aramco Affiliate enter into an agreement on substantially the same terms as this Agreement.

Neither Saudi Aramco nor any of its Affiliates shall be under any obligation to enter into a Purchase Order at any time during the Term of the Agreement.

The Vendor acknowledges and agrees that an Affiliate that enters into a Purchase Order with the Vendor shall be solely responsible for and entitled to exercise the rights, obligations and liabilities of such Affiliate under such Purchase Order and that neither Saudi Aramco nor any other Affiliate shall be deemed to be a guarantor or surely with respect to such rights, obligation and liabilities of the relevant Affiliate in relation to the purchase and supply of Goods under such Purchase Order.

The Agreement and any resulting Orders will be subject to the following terms and conditions that are additional to section:

4: SAUDI ARAMCO PURCHASE ORDERS and Supplier Code of Conduct

5: CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING

6: ADDITIONAL CONDITIONS, if any

or, if thee purchases are for the Affiliates then:

(a) The relevant Affiliate Purchase Order terms and conditions as provided to the Vendor prior to the date of the Agreement or attached to the Agreement; or

(b) Such other terms as may be proposed by an Affiliate (subject to the consent of the Vendor, such consent not to be unreasonably withheld or delayed).

Saudi Aramco Orders and Affiliate Orders are issued through Saudi Aramco Supplier Collaboration System (SNC) or “Procurement System”, an internet portal based system where suppliers shall obtain Order details, confirm acceptance of Order items, delivery dates and terms and conditions and process Advanced Shipment Notifications (ASN).

Agreement Control

This Agreement is governed by the following system controls:

Marketplace Relevant: No

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 2 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Suppliers Self Service

When the agreement is B2B relevant and where allowed by the terms of the agreement Vendor shall access Supplier Self Service to provide and maintain rich product content, including price, lead-time, a sales description accurately detailing product type, model, features, size, color, pack size, etc., manufacturer, part number, country of origin, and up to three (3) high quality images representing the product.

Vendor’s product content is categorized and normalized through the system and reviewed by the Saudi Aramco PA Administrator for acceptance prior to activation in the B2B Marketplace, and through which customer Shopping Carts and subsequently Orders are generated and released to Vendor via the Saudi Aramco Supplier Collaboration Portal.

3.2 AGREEMENT REQUIREMENTS

Vendor Warehousing Purchase Agreement with Committed Quantity

Vendor shall stock Goods in sufficient quantities to meet requirements within the quoted lead time.

If required in Section: Additional Conditions specific to this Purchase Agreement (if any), sub-section: Afterhours Coverage, open twenty four (24) hours a day, seven (7) days a week or have a Vendor representative on-call.

When requested by Vendor Saudi Aramco shall provide Vendor with one-year past and projected consumption data. Saudi Aramco shall be under no obligation to purchase or pay for any of the Goods contained in the provided data.

Saudi Aramco shall purchase the agreed stock upon or before expiry of the Agreement.

Supply Obligation

Where Saudi Aramco or an Affiliate releases a Purchase Order (also known as a Release Order) under this Agreement, Saudi Aramco or the Affiliate (as applicable) shall purchase from Vendor and Vendor shall sell to Saudi Aramco the Goods specified in such Purchase Order, at the place and time of delivery specified in such Purchase Order in accordance with the terms of the Purchase Order. Subject to Section 3.5 of this Purchase Agreement, Goods shall be priced on the basis of the prices set out in this Purchase Agreement. Such prices shall remain fixed for the entirety of the Term. Goods supplied by Vendor under Agreement shall be the products of the manufacturers specified.

Continuity of Supply

Vendor agrees to continue to supply Goods specified in the Agreement until Saudi Aramco (or an Affiliate in case of Purchase Order) amends the Agreement and/or Purchase Order to revise part numbers or model specifications, and thereafter Saudi Aramco or the Affiliate, as applicable shall be under no obligation to purchase Vendors old stock.

Vendor’s failure to supply Goods specified in the Agreement shall be considered a substantial breach of the Agreement and Saudi Aramco may cancel the Agreement for cause under the provisions of section 3.7 AGREEMENT TERMINATION FOR CAUSE.

Similar Goods Supplied by Other Manufacturers

Saudi Aramco’s agreement to purchase the Goods specified in Section: Items, Prices and Descriptions from Vendor does not preclude Saudi Aramco nor its Affiliates from purchasing similar Goods from other manufacturers or from other vendors during the term of the Agreement.

Forecasting and Inventory Requirements

To assist Vendor in providing Saudi Aramco an uninterrupted supply of the Goods, Saudi Aramco shall periodically supply Vendor through Saudi Aramco’s Supplier Network Collaboration System (SNC) with Saudi Aramco’s “Material Requirements Forecast for Warehousing Vendors (Committed)”. Each forecast shall indicate Saudi Aramco’s anticipated monthly requirements for a subsequent period of time that reflects Vendor lead-time. Vendor shall base its orders to its suppliers on Saudi Aramco’s forecasts, and shall have on hand “Required On-Hand Inventory” specified on Saudi Aramco’s most current forecast for withdrawal by Saudi Aramco, Upon receiving the forecast workflow, the Vendor shall acknowledge, review, and update its On Hand, and On Order quantities within SNC.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 3 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Saudi Aramco shall have the right to reduce or cancel quantities shown in any of its forecasts by giving formal notice to Vendor or providing reduced/cancelled forecast where updated forecast supersedes the old one. Upon Vendor’s receipt of such notice/forecast, Vendor shall use its best efforts to adjust or cancel any outstanding orders previously issued to its suppliers to the extent required by Saudi Aramco’s reduction or cancellation of its forecasts without cancellation charges or penalties.

If Vendor cannot reduce or cancel its production schedule or the Vendor’s suppliers refuse to reduce or cancel Vendor’s orders without Vendor or its suppliers paying cancellation charges or penalties, Vendor shall formally inform Saudi Aramco of such costs. Saudi Aramco shall subsequently instruct Vendor, either not to reduce or cancel its orders, or to reduce or cancel its orders, in which case Saudi Aramco shall reimburse Vendor for any cancellation charges or penalties provided Vendor can substantiate that the Goods were ordered by Vendor from its suppliers in accordance with Saudi Aramco’s forecasts.

If Vendor has excess Goods on hand because of a reduction in Saudi Aramco’s consumption, Saudi Aramco shall either purchase the Goods from Vendor after Vendor has exercised its best efforts to dispose of the Goods through other means; or Saudi Aramco and Vendor shall make other mutually agreeable arrangements provided Vendor can substantiate that the Goods were ordered by Vendor from its supplier in accordance with Saudi Aramco’s forecasts.

Saudi Aramco shall have the right to audit Vendor’s records to verify the actual cancellation charges or penalties were incurred by Vendor, or to verify the actual quantity of excess Goods held by Vendor.

Saudi Aramco shall be under no obligation to purchase Vendor’s excess Goods that were not ordered in accordance with Saudi Aramco’s forecasts or which exist because of Vendor’s failure to take prompt action to adjust or cancel Vendor’s orders to its suppliers in accordance with Saudi Aramco’s formal instructions.

3.3 ATTACHMENTS

Attachments listed and provided in the Agreement apply to each Order issued.

Vendor Regional Addresses

When Vendor has provided additional addresses for.

-	Eastern Region

-	Central Region

-	Western Region (Jeddah)

-	Western Region (Yanbu)

Orders shall be addressed to the nearest Vendor location to the delivery point

Missing and Conflicting Item Information

If Vendor does not have a copy of any listed attachment or finds conflicting requirements in the Agreement, Vendor shall contact Saudi Aramco buyer for a written ruling before performing any work or shipping Goods.

3.4 RETURNED GOODS

Saudi Aramco reserves the right to return Goods supplied under any resulting Agreement within forty-five (45) days from the date Goods were originally received by Saudi Aramco.

If after accepting returned Goods from Saudi Aramco, Vendor finds and records incorrect or missing Goods, or Goods are not new, clean, undamaged or in original packaging Vendor shall notify Saudi Aramco buyer for resolution.

3.5 AGREEMENT PRICE CHANGES

Except where Goods are categorized as follows price, changes shall not be accepted during the validity of the Agreement.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 4 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Where the following applies, Vendor shall give Saudi Aramco thirty (30) days advance notice of any price changes. If accepted by Saudi Aramco, such changes shall apply only to Orders issued after the effective date of the price change.

The Vendor shall only be entitled to an adjustment to the price of Goods where: (a) the distributor of such Goods has changed its price; (b) the manufacturer of such Goods has changed its price; and/or (c) an action by the Ministry of Health has issued a directive which will have the effect of increasing the cost of such Goods. When requesting a price change Vendor should determine the Purchase Agreement price base and provide detailed supporting documentation to justify the requested change as specified below:

(a) Distributors Price Catalog.

-	Distributor’s new standard commercial published price list (Not Saudi Aramco specific price list).

(b) Manufacturers Catalog.

-	Manufacturer’s new standard commercial published price list (Not Saudi Aramco specific price list).

(c) Saudi Government Controlled Items.

-	Ministry of Health or other appropriate letter.

(d) Agreed Price Formula.

-	Prices shall be governed by the formula, based on given indices.

In all cases Saudi Aramco shall have the right to audit Vendor’s records for the purpose of verifying cost increases underlying price increases.

3.6 AGREEMENT TERMINATION FOR CONVENIENCE

Saudi Aramco shall have the right to terminate the Agreement, or any part of the Agreement, without cost or liability to Vendor, by giving thirty (30) calendar days advance written notice to Vendor, specifying the Goods to be terminated.

3.7 AGREEMENT TERMINATION FOR CAUSE

If Vendor commits a substantial breach of the Agreement or any Order issued under the Agreement, or suffers an Insolvency Event (as defined below) Saudi Aramco shall, effective upon Vendor’s receipt of Saudi Aramco’s written notice, and without prejudice to Saudi Aramco’s right to claim damages or pursue any other remedy provided by law, have the right to:

(a) terminate the Purchase Agreement, without limiting:

(i) Saudi Aramco’s rights in relation to a breach of this Purchase Agreement by the Supplier prior to the date of termination; or

(ii) the rights and obligations of the Supplier or Saudi Aramco or any of its Affiliates under a Purchase Order;
and Saudi Aramco shall have no liability to the Vendor arising out of or in connection with any termination of this Purchase Agreement pursuant to this Section 3.7; or

(b) without prejudice to Saudi Aramco’s ongoing right to terminate, purchase all or part of its requirements for the Goods covered by the Agreement from other sources until such time as Vendor complies with the terms of the Agreement.

Should Saudi Aramco take action in accordance with this Paragraph, Saudi Aramco shall be under no obligation to purchase any Goods being procured by Vendor or which Vendor has on hand; to make any arrangements with Vendor with respect to such Goods; to reimburse Vendor for any cancellation charges or penalties; or to compensate Vendor in any other way for damages incurred as a result of such action.

The term “Insolvency Event” means where the Vendor goes into liquidation, becomes insolvent, is unable to pay its debts as they become due, or commits any act of bankruptcy (including filing or failing to have discharged any petition in bankruptcy, reorganization, winding up, liquidation, or similar proceeding within ninety days of such petition being filed, the appointment of a receiver, administrator or trustee of it or with respect to its assets, and assignment for the benefit of its creditors, or similar arrangement or composition).

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 5 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

3.8 PERFORMANCE AFTER AGREEMENT TERMINATION

Neither partial or complete termination, nor expiration of the Agreement shall affect Vendor’s obligation to deliver Goods ordered prior to such termination or expiration, nor Saudi Aramco’s or the relevant Affiliate’s obligation to pay Vendor for such Goods pursuant to the terms of the Purchase Order.

3.9 MANDATORY SAUDIZATION LEVELS

Vendor shall comply with the Saudization requirements regarding employment and training of Saudi Arab Vendor personnel for the entire duration of the Agreement.

Vendor shall ensure that their Saudization shall not be less than the minimum Saudization level specified in the table below. Vendor shall submit GOSI Certificates on a monthly basis. Failure by Vendor to do shall entitle Saudi Aramco and any Affiliate to withhold Vendor payment until such GOSI Certificates are provided.

Any failure to meet the specified Saudization targets shall impact the Supplier’s performance ratings. Saudization will be monitored regularly, and if needed, Suppliers may be called for counseling meetings to address Saudization issues.

Consistent failure to meet Saudization requirements or other performance standards may lead to disciplinary actions and/or reduction of purchases by Saudi Aramco.

Saudization Target

2020    2021   2022  2023  2024

3.10 GOVERNING LAW AND DISPUTE RESOLUTION

This Purchase Agreement shall be governed by and interpreted in accordance with the laws of the Kingdom of Saudi Arabia. Arabic translation of the Purchase Agreement will be provided upon request.

Any claim or controversy arising out of or relating to this Purchase Agreement, if not finally settled amicably by agreement of the Parties within thirty (30) days of written notice given by one Party to the other, shall be finally settled by arbitration in accordance with the Arbitration Law promulgated by the Royal Decree No. (M/34) dated 24/05/1433H (the “Arbitration Law”), and the Implementing Regulation issued by the Council of Ministers No. 541 dated 26/08/1438H (the “Regulations”) and any amendments to either then in force, by one or more arbitrators appointed in accordance with the Arbitration Law and the Regulations.

The seat of the arbitration shall be the Saudi Center for Commercial Arbitration in Riyadh, the Kingdom and language of the arbitration shall be English.

3.11 NO PARTNERSHIP

The rights, duties, obligations and liabilities of Saudi Aramco, any of its Affiliates and the Vendor under this Purchase Agreement shall be several and not joint or collective, and no partnership shall exist between Saudi Aramco, or any of its Affiliates and the Vendor by virtue of this Purchase Agreement and nothing herein shall constitute Saudi Aramco, any of its Affiliates or the Vendor as agent, fiduciary or trustee for the other.

3.12 ASSIGNMENT

Saudi Aramco may assign, novate or otherwise transfer any of its rights, obligations or interests under and in connection with this Purchase Agreement to any Affiliate upon written notice to the Vendor.

The Vendor may not assign, novate or otherwise transfer any of its rights, obligations or interests under and in connection with this Purchase Agreement without the prior written consent of Saudi Aramco.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 6 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

3.13 NOTICES

Any notice or other communication from one Party to the other Party which is required or permitted to be made under the provisions of this Purchase Agreement shall be sufficiently given if: (i) made in the English language; (ii) made in writing; (iii) delivered personally (by hand delivery or by courier) to the address of the other Party recorded in the Procurement System, or to such other address as the other Party shall by notice require, or sent by facsimile transmission (with receipt of transmission confirmation) to the facsimile number of the other Party recorded in the Procurement System or to such other facsimile number as the other Party shall by notice require; and (iv) marked for the attention of the person(s) designated below or to such other person(s) as the other Party shall by notice require.

Any notice or other communication made by one Party to the other Party in accordance with this Section 3.13 shall be deemed to be received by the other Party: (i) when delivered, if by person or by messenger; or (ii) three (3) days after being sent, if by an internationally recognized express courier and addressed as below; or (iii) when transmitted (with confirmation of receipt) to the relevant facsimile number recorded in the Procurement System.

Either Party may from time to time change its address, facsimile number or other information for the purpose of notices to such Party by giving fourteen (14) days’ notice specifying such change to the other Party.

Each Party acknowledges and agrees that the person specified in the other Party’s address for the purpose of notices (as the same may be changed in accordance with the preceding paragraph) shall serve as the authorized representative of the other Party for purposes of all communications between with respect to this Purchase Agreement provided that in such liaison capacity neither representative shall have any authority to bind the respective Party to any obligation or commitment or to instruct the other Party under this Purchase Agreement unless, such Party shall specifically otherwise provide by written notice to the other Party.

3.14 AMENDMENT

This Agreement may only be amended by written agreement of Saudi Aramco and the Vendor.

3.15 CONFIDENTIALITY

Paragraph 22 of 5.0 CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING shall be (and shall be deemed to be) incorporated into this Purchase Agreement with the necessary changes as if it were set out in full herein.

In addition to the foregoing, the Vendor shall be under strict obligation to not share any information related to one Affiliate with another Affiliate. The Vendor shall indemnify, defend, release and hold harmless Saudi Aramco, Affiliates and their respective officers, employees and agents against any and all loss, damage, and liability arising out of Vendor’s failure to comply with this obligation.

3.16 FORCE MAJEURE

Paragraph 16 of 5.0 CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING shall be (and shall be deemed to be) incorporated into this Purchase Agreement with the necessary changes as if it were set out in full herein.

4.0 SAUDI ARAMCO PURCHASE ORDERS

4.1 INTRODUCTION

Saudi Aramco Purchase Orders (Order) shall be governed by section 4.0 SAUDI ARAMCO PURCHASE ORDERS, section 5.0 CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING, and the Supplier Code of Conduct referred below.

Additional unique requirements for individual Orders are given in section 6.0 ‘ADDITIONAL CONDITIONS’, if applicable.

Supplier Network Collaboration System (SNC)

Saudi Aramco issues Orders through Saudi Aramco’s Supplier Network Collaboration System (SNC), an internet portal-based system where suppliers shall obtain order details, confirm acceptance of order items, delivery dates and terms and conditions, process Advanced Shipment Notifications (ASNs) and enter invoices associated with Goods Receipt Purchase Orders through the Finance Data-Invoice Submission tab within SNC. For more details on the operation of this system see: Supplier Portal - Useful Documents - Order and ASN Processing in SNC. For technical issues related to the Finance Data-Invoice Submission, Suppliers shall contact the                                                                                                                                             .

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 7 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Supplier Code of Conduct

Saudi Aramco is committed to the highest ethical and legal standards in the conduct of its business. Saudi Aramco requires all registered Vendors, manufacturers, contractors and sub-contractors with which Saudi Aramco conducts business to acknowledge and agree to abide by the policies and principals set forth in the Saudi Supplier Code of Conduct. This Saudi Supplier Code of Conduct shall be acknowledged by all Vendors, manufacturers, contractors and sub-contractors at the time of registration or, if previously and currently registered, at the time of submitting a request for registration renewal.

Supplier Performance

Supplier Performance including contractual compliance shall be measured by Key Performance Indicators (KPIs). These KPIs shall be monitored regularly, and if needed, suppliers called for counseling meetings to address performance issues. Consistent failure to meet performance standards may lead to disciplinary actions.

Supplier Safety Responsibilities

Saudi Aramco is committed to the highest safety standards in conducting its business. As such, the Vendor and its manufacturers, contractors and sub-contractors which conducts business with Saudi Aramco must ensure that their employees including its truck drivers to be fully aware of, understand, acknowledge and adhere to the expectations of the basic safety rules and Safety Topics including, but not limited to, “Material Handling” and “Vehicle Safety and Journey Management” set forth in the Saudi Aramco Safety Handbook, before performing work duties or delivering materials on Company premises. These safety rules and topics highlight specific actions and behaviors that must be followed and essential in maintaining safe operations during performance of the work which may include truck loading and unloading activities, truck movements and driver behavior. Failure to adhere to these safety rules and Safety Topics in the Saudi Aramco Safety Handbook shall be considered substantial breach of this Order.

4.2 ORDER CONFIRMATION

Orders issued through SNC do not require signature, the fact that an Order is released (issued) means it is approved. As soon as an Order or Order Change is released in Saudi Aramco backend system it is available to Vendor in SNC and is immediately awaiting Vendor confirmation.

All Orders and Order Changes shall be confirmed promptly in SNC if accepted by Vendor.

Missing and conflicting Item Information

If Vendor does not have a copy of any listed attachment or finds conflicting requirements in the Order, Vendor shall create a new Item Note to request the missing document, or for a response to resolve any conflict before performing any work or shipping Goods.

4.3 PRICE

Vendor prices are stated exclusive of VAT and based on the delivery terms of the Order.

For VTC, VTD, SAC, SAT and Pick-up Delivery Terms

Vendor prices include the cost of the Goods, inland and ocean/air freight and export packing for imported Goods, domestic packing if required, marking costs, expediting costs, Saudi Customs duty and any required Saudi Government inspections, certificates, insurance, local delivery, overhead, profit, and all other such costs up to the delivery point.

Saudi Aramco shall not separately reimburse Vendor for any customs duties for Goods supplied under the Order.

For POA and POE Delivery Terms

Saudi Aramco or its designee shall arrange customs clearance of Goods into Saudi Arabia, and pay any customs duties.

Incorrect Price or Currency

If the Order contains an incorrect item currency or unit price Vendor shall reject the Order or Order Item, explaining the error. The Order must be corrected by buyer and re-issued before Vendor publishes the Confirmation and ASN. Saudi Aramco shall not be liable for any losses Vendor may incur as a result of Vendor’s failure to verify the item currencies and unit prices stated in the Order.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 8 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Supply Repair Price or Estimate (Repair Orders Only)

Vendor shall provide a repair price when practical, or an estimate, for Saudi Aramco’s approval before commencing repairs. If Saudi Aramco determines that equipment is beyond economical repair, Saudi Aramco shall issue disposition instructions to Vendor.

Order Delivery Date

Vendor shall deliver the Goods to Saudi Aramco not later than the delivery date shown in the Order.

Changing Order Item requirements (During or after Confirmation)

If Vendor becomes aware of any changes to the item delivery date, quantity, price, description, part number etc., Vendor shall advise Saudi Aramco buyer through SNC. This may be during confirmation, or at any other time prior to processing the ASN or shipping Goods.

Delivery Date or Quantity Change

If for any reason Vendor is unable to meet the required delivery date or quantity Vendor shall update system, at any time up until ASN, using the confirmation process by directly changing dates and quantities within the schedule line.

Partial Shipments

Vendor shall only make partial shipments when approved in Supplier Collaboration Portal. To request partial shipments Vendor shall add multiple confirmation lines indicating the quantity and date for each delivery. Buyer is prompted to review and approve changes.

4.4 GOODS

Non-Material Requirements (Drawings, etc.); Item Material Number NMR601/602/603

If Vendor fails to deliver any non-material requirements (item material number NMR601 Engineering Drawings, NMR602 Certified Drawings, and NMR603 Miscellaneous Documents) which may be specified on Form series 7900 through 7930, Saudi Aramco may at its discretion charge Vendor               as liquidated damages for “failure to deliver”. This charge shall be administered in accordance with provisions in section 5.0 ‘CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING, Paragraph 18 Right of Offset.’

Vendor shall complete ‘Other Documents’ ASN for each NMR601/602/603 submittal. Electronic Submittal of the NMR documents through ASN is limited to file sizes of no greater than 5MB. In case the size of the document attachment exceeds 5MB, Vendor shall deliver the NMR documents in accordance with instructions issued in the Order. Vendor shall upload a cover page through “Other Documents” ASN to show what NMR’s were delivered, along with a scanned copy of the transmittal document.

Article Substitutions and Part Number Update

Vendor shall supply the Goods specified in the Order. If for justifiable reason, such as item is no longer manufactured, Vendor is unable to supply the requested item and an alternative item is proposed for supply, Vendor shall immediately contact the Saudi Aramco Buyer and request that a Change Order to supply the substitute article is issued.

Vendor shall not supply Goods with any other product, part or model numbers until such time as the item description(s) are changed to reflect new or revised product, part or model numbers. Vendor shall not assume automatic product, part or model number supersession or assume data error in descriptive wording, product numbers, or model numbers.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 9 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

For any proposed new or revised product, part or model numbers Vendor shall either:

(a) Provide a statement from the manufacturer on the manufacturer’s stationery that certifies that the part or model number being offered:

-	Is physically interchangeable with the one being ordered by Saudi Aramco in form, fit, and function.
-	Is only a part or model number update.
-	Does not require any modification of existing Saudi Aramco equipment;

Or

(b) Provide a statement from the manufacturer on the manufacturer’s stationery that certifies that the product being offered is an alternate that performs the same functions as the item being ordered by Saudi Aramco. In this case, Vendor must provide the following:

-	A full technical description.
-	A detailed specification sheet.
-	Detailed drawings (when appropriate).
-	A detailed statement describing any differences in form and fit between the product specified by
-	Saudi Aramco and the product that Vendor proposes to supply.
-	Details of modifications that Saudi Aramco will be required to make to install the alternate part and a list of the associated material requirements.
-	A list of other part numbers affected by installing the alternate part.

In addition, if Vendor is proposing a different product because the Item is obsolete, Vendor shall also provide a letter from the manufacturer on the manufacturer’s stationery that certifies that the product is obsolete.

Saudi Aramco shall not be under any obligation to approve or accept new or revised products, parts or models proposed by Vendor.

4.5 DELIVERY TERMS

Vendor shall deliver Goods to Place of Delivery in accordance with the delivery terms stated in the Order under the Terms tab, section Delivery Terms. Vendor shall be responsible for any failure by it to strictly comply with the Place of Delivery stated in the Order, and for any delivery that is made in deviation from the Place of Delivery, including responsibility for any costs or expenses incurred by Vendor or by Saudi Aramco as a result of such failure to comply with the delivery terms of the Order. Saudi Aramco shall have no responsibility for any payment delays or other consequences arising from such failure by Vendor to comply with the delivery terms of the Order.

-	Where the following delivery terms are used in place of Incoterms® 2000, then the Terms field label Incoterms in the electronic order shall not mean Incoterms® 2000, but shall refer to the Saudi Aramco Delivery Terms.

SAC (Saudi Aramco Carrier)

Packing List and ASN are required.

-	Vendor shall load Goods onto Saudi Aramco Third Party Logistics provider (3PL) vehicle at Vendor facility.
-	Upon Vendor maintaining the ASN the 3PL will be triggered to collect the Goods from Vendor; Vendor is expected to have goods packed and ready for pick up prior to arrival of 3PL.

VTC (Vendor Truck Delivery to Customer)

Packing List and ASN are required.

-	Vendor shall deliver Goods using Vendor vehicle directly to Saudi Aramco Customer at the ‘Place of Delivery to Buyer’.
-	Vendor must be able to gain access to Saudi Aramco point of delivery.

VTD (Vendor Truck Delivery to 3PL Distribution Hub)

Packing List and ASN are required

-	Vendor shall deliver Goods using Vendor vehicle to nearest distribution hub of Saudi Aramco 3PL in Saudi Arabia.

SAT (Saudi Aramco Transportation)

Packing List and ASN are required

-	Vendor shall load Goods onto Saudi Aramco transport or Saudi Aramco specialist contractor vehicle at Vendor facility. Vendor shall then complete the Goods Collection confirmation (GCC) in the Supplier Portal.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 10 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Pick-up (Customer Collection)

Packing List and ASN are required

-	Publishing ASN will alert customer via email to collect Goods. Vendor shall then complete the Goods Collection confirmation (GCC) in the Supplier Portal.

POE (Port-of-Export - Sea Freight)

Packing List required; No ASN

-	Vendor shall deliver Goods to Buyer’s Ocean Carrier at Seaport of Departure and Saudi Aramco arranges transportation to customer.

POA (Port-of-Export - Air Freight)

Packing List required; No ASN

-	Vendor shall deliver Goods to Buyer’s Air Carrier at Airport of Departure and Saudi Aramco arranges transportation to customer.

Additionally for POA & POE

VENDOR shall include this instruction in all Purchase Orders issued to its suppliers.

Expediting Shipment

The Aramco Company listed below, or its designate shall expedite manufacture and movement of Goods to the export delivery point and coordinate marshaling and loading of Goods on board vessel or aircraft.

Vendor shall send copies of production schedules and any other data required to the Aramco Company listed below, or its designate who shall arrange shipment of Goods from port or airport of export to port or airport of entry into Saudi Arabia.

Vendor shall arrange with their suppliers to comply with Aramco shipping and documentation instructions.

U.S.A.

Aramco Services Company (ASC)

Attn: Purchasing Dept, SPL Services Expeditor

Europe

Aramco Overseas Company (AOC-H)

             The Hague, Netherlands

Attn: P&T Expediting

Far East, Asia and Oceania (excluding People’s Republic of China)

Aramco Asia Japan KK

                           Japan

Tel:

Attn: Expediting Representative

People’s Republic of China

Aramco Far East (Beijing) Business Services Co Ltd

Shanghai Branch

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 11 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Attn: Expediting Representative

Export Documentation

The name of the manufacturer shown on the Order is utilized for customs clearance of Goods into Saudi Arabia; it is therefore essential that the name of the manufacturer shown on the Order corresponds exactly to that shown on Vendor certified invoices that are submitted after shipment of the Goods.

4.6 REQUIREMENTS FOR HAZARDOUS GOODS

Should Saudi Aramco or Vendor determine that any item listed could be considered hazardous according to the definition of hazardous substances stated in the United States Occupational Safety and Health Act (OSHA), section 1910.1200, or according to a more restrictive national or international standard acceptable to Saudi Aramco, Vendor shall:

-	Include one (1) copy of the appropriate OSHA, national or international Material Safety Data Sheet in English, indicating the applicable Saudi Aramco material number, with each shipping container/package.

-	Ensure all shipping units comply with the packing/packaging provisions of the International Maritime Dangerous Goods (IMDG) or International Air Transport Association (IATA) code, as appropriate to the mode of transportation.

-	Mark and label all shipping units in English in compliance with the labeling and warning provisions of the IMDG or IATA code, as appropriate to the mode of transportation.

-	Mark and label each usage unit in English in compliance with the labeling and warning provisions of the OSHA, section 1910.1200, or more restrictive national or international standards acceptable to Saudi Aramco.

-	Ensure that hazardous materials, especially liquids, are in suitable containers that will allow use without spillage and can be satisfactorily resealed after a portion of the material has been extracted. (Re-closed containers should allow normal handling and transport without significant escape of liquids or vapors. Containers of five (5) liters or more of hazardous, low-viscosity liquids such as paint thinners, chlorinated solvents, and insecticides should have a retractable metal or plastic spout or a similar design that will meet the stated objective.)

-	Ensure that a copy of the Material Safety Data Sheet corresponding to the tanker cargo is placed in the vehicle cab. The vehicle must display applicable warning signs (placards) in Arabic and English with the correct United Nations ID number placed on both sides and each end of the vehicle. Each placard shall be laid out and include information in accordance with the Saudi Arabian Standards Organization (SASO) regulations SSA 1285/1997 “Transportation of Dangerous Substances by Road - Part 1 General Safety Requirements” and SSA 1287/1997 “Transportation of Dangerous Substances by Road - Part 3 Transportation of Petroleum Liquid.” Additionally, Vendor’s name and emergency telephone number in Arabic and English must be displayed on both sides and rear of the vehicle. If the vehicle is transporting more than one chemical (multiple tanks) each tank must be properly identified.

-	If the vehicle is constructed with more than one transport tank, Vendor shall ensure that the United Nations ID numbers are placed on the sides of each tank and not on the rear or the front.

-	The construction material(s) of the tank, tank container and any devices, coverings, hoses or fittings that are expected to come into contact with the contents shall be compatible and non-reactive with the substance to be transported and must be fire resistant. Steel or any other suitable material giving equivalent safe performance shall be used.

-	Vendor shall ensure that each employee who is operating a motor vehicle transporting hazardous material has been trained in the actions required in the event of a chemical incident. These instructions must include, as a minimum: a) General precautions, b) Emergency procedures, c) The names and telephone numbers of persons to be contacted in case of emergency.

-	Vendor shall warrant that the Goods and the containers in which the Goods are delivered conform to Saudi Aramco’s stated requirements. Saudi Aramco shall be entitled to exercise any or all the remedies stated in section 5.0 ‘CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING, Paragraph 8, Buyer’s Remedies: Warranty and Rejection’, in the event of a breach of this warranty.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 12 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

4.7 INSPECTION AND QUALITY ASSURANCE REQUIREMENTS (Except Inspectable Chemicals/Lubricants)

General Requirements

When Saudi Aramco has determined that the item requires inspection and testing in accordance with the relevant Saudi Aramco Form SA-175 Inspection & Testing Requirements, and associated Inspection & Testing Requirements plan (Code Number) Vendor shall ensure:

-	Each inspectable item shall be manufactured in one of the approved manufacturing plants listed within the item description. When an inspectable item is no longer manufactured at an approved plant Vendor shall submit a request to Saudi Aramco to change the Order or/and Agreement to approve the new plant location or delete the item from the Order or/and Agreement. Vendor shall not proceed with manufacture without such Order change.

-	Inspection will be performed at Vendor or Vendor’s supplier’s manufacturing location by Saudi Aramco, Aramco Services Company (ASC), Aramco Overseas Company (AOC), Aramco Asia Organization (AAO), or their designated inspection agency. Vendor use of standards that are not internationally recognized shall be submitted to Saudi Aramco for evaluation and approval.

-	Saudi Aramco may require pre-inspection meetings to clarify requirements for Inspectable Items, coordinate activities and resolve questions regarding Inspectable Items. Meetings shall be scheduled when requested by Saudi Aramco prior to start of manufacturing.

-	Saudi Aramco assigned inspectors shall have access at all times to those parts or areas of Vendor’s or Vendor’s supplier’s plant where manufacturing or testing of the Goods are being performed. Inspectors shall be allowed to take photographs of the Goods during the routine inspection visits.

-	Vendor shall present for inspection only Goods that have satisfied the requirements and specifications stated on Saudi Aramco Form SA-175 Inspection & Testing Requirements after verification by Vendor’s or Vendor’s supplier’s internal inspection. Vendor or Vendor’s supplier shall have in his possession all applicable inspection equipment with valid calibrations, standards, codes, and approved drawings (etc.) required to perform the inspection. The Vendor shall adhere to the quality system requirements and technical limitations placed by Saudi Aramco.

Quality Assurance

Vendor and Vendor’s manufacturing source shall implement and continuously improve a quality management system, in English, in accordance with ISO 9001 standard or a more restrictive national or international quality standard acceptable to Saudi Aramco.

Vendor shall audit their suppliers according to a published audit schedule.

Vendor shall establish Quality Assurance (QA) Plans and Inspection Test Plans (ITPs) for items requiring QA that prescribe all relevant quality elements, operations, responsibilities and interfaces at all stages of Order execution. One quality plan may be used for standard or mass-produced commodities of the same design. Saudi Aramco may elect to conduct announced or un-announced inspections, and/or quality audits of Vendor or Vendor’s supplier as needed to ensure continuous satisfaction of Quality System.

Vendor’s Order to Vendor’s Supplier

Vendor shall include Saudi Aramco’s inspection requirements and associated Saudi Aramco specifications, standards, and referenced documents in Vendor’s orders to Vendor’s supplier when sub-ordered items require inspection.

Vendor shall provide a copy of Vendor’s order and any engineering and inspection specifications issued to Vendor’s supplier by mail to the address shown below in section: ‘Notification’. If Vendor orders are in a language other than English, an English translation shall be provided.

Manufacturing

Vendor or Vendor’s supplier shall enter an in-house production order to produce Goods. Each in-house production order shall be assigned a Vendor “Product Traceability Number” (batch) for future traceability and reference and shall include all relevant documents (Mechanical Properties, test Certificates, Mill Test Sheets, etc.) properly prepared and ready prior to notifying Saudi Aramco of any request for inspection of Goods.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 13 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Saudi Aramco inspection representative shall inspect the Goods by “Product Traceability Number” (batch) and advise the Vendor of the results. The inspection representative retains the right to select the sample of goods to be inspected. If the Goods are found to be acceptable Saudi Aramco’s Responsible Inspection Office will prepare and issue an “Inspection Disposition/Release” to the Vendor.

Goods shall not be moved from Vendor’s manufacturing source premises before obtaining the Saudi Aramco “Inspection Disposition/Release”.

Vendor shall investigate the root cause and implement corrective actions on all Saudi Aramco Equipment.

Deficiencies Report

The inspection and release by Saudi Aramco does not relieve the Vendor of their contractual responsibilities.

Notification

Vendor shall give notice in writing to Saudi Aramco at least five (5) Saudi Aramco or regional working days prior to the date the Goods will be available for inspection; or when witnessed inspection/hold points are required by Saudi Aramco Form SA-175 Inspection & Testing Requirements, or according to an agreement at a pre-inspection meeting. Such notification shall be made before manufacturing, assembly, or testing starts.

To arrange for inspection of the Goods, use the contacts below in each applicable region:

Saudi Arabia

Saudi Aramco

Inspection Dept., Quality Control Section

U.S.A

Aramco Services Company

Inspection / Engineering

Europe

Aramco Overseas Company, Inspection Unit

Far East, Asia and Oceania

Aramco Asia Japan KK

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 14 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

People’s Republic of China

Aramco Far East (Beijing) Business Services Co Ltd

Shanghai Branch

Inspection Documentation

Vendor must ensure that a copy of all item data and reports identified in the Saudi Aramco Form SA-175 Inspection & Testing Requirements is presented to the inspector on or before the date of a scheduled inspection. The inspector reserves the right to reject Goods for which Vendor has failed to supply documentation by such date.

When a Vendor’s Data Book is requested as part of the non-material requirements specified in the Order, a copy of the Vendor’s Data Book cover sheet, duly signed and stamped by the Saudi Aramco Inspection Representative for acceptance, shall be included with the NMR deliverables presented to the proponent.

If the Goods cannot be reasonably identified or if doubt exists as to their identity, the inspector may require that Vendor perform additional tests at Vendor’s expense or require Vendor to provide verifiable acceptable Goods at Vendor’s expense.

Vendor shall not ship the Goods until Saudi Aramco or its designee has inspected the Goods or certificates, as required by the Order, and has advised Vendor in writing that the Goods comply with the specifications in this Order. Such notification must accompany Vendor’s delivery of the Goods.

Additional requirements applicable to Saudi Arabian Manufacturers only

When required by the Order, or Purchase Agreement, upon receipt of the Saudi Aramco “Acceptance Notice”, the Vendor shall transfer the accepted “Product Traceability Number” (batch) to Vendor stores to be held in a designated Saudi Aramco holding area for future delivery to Saudi Aramco.

Vendor shall prepare and maintain a monthly Saudi Aramco on-hand Production and Inventory Report covering each “Product Traceability Number” (production lot), which the Vendor shall submit to the Saudi Aramco buyer by the 5th workday of each month.

Vendor shall attach a copy of each Saudi Aramco “Acceptance Notice” to the monthly Saudi Aramco on-Hand Production & Inventory Report.

4.8 QUALITY ASSURANCE FOR CHEMICALS AND LUBRICANTS

When the “Inspection Required Indicator” states “Yes” in the “Requirements Applicable To All Line Items” section of a RFQ or “Special Indicators” section of an item to the RFQ, Saudi Aramco has determined that the item requires inspection and testing in accordance to the relevant Saudi Aramco Laboratory Testing Requirements.

General Requirements For All Delivery Types

Saudi Aramco shall use the following codes in the Order to indicate the quality assurance (QA) requirements for chemicals and lubricants (products):

-	992660 (No test required)

-	992670 (End customer testing)

-	992680 (Visual only at Dhahran)

-	992685 (Analysis at Dhahran)

-	992690 (Visual only at Abqaiq)

-	992695 (Analysis at Abqaiq)

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 15 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

The QA Code shall be printed on the Saudi Aramco Material Delivery Document (MDD) to assist Vendor in arranging the correct inspection and testing for VTC and VTD deliveries. Additionally, for SAC, VTC and VTD deliveries the RFID/Bar Code label shall indicate if inspection and testing are required.

Each inspectable item shall be manufactured in one of the approved manufacturing plants listed within the item description. When a manufacturer no longer manufactures an inspectable item at an approved plant Vendor shall submit a request to Saudi Aramco for a Purchase Agreement amendment and/or Purchase Order amendment to approve the new plant location or delete the item from the Order or/and Purchase Agreement. Vendor shall not proceed with manufacture without such amendment.

Responsibility for Monitoring Vendors Quality Assurance Program

Bulk and Drum Lubricants:

-	Saudi Aramco Southern Area Producing Engineering Dept., Southern Area Laboratories Div. (SALD) and Saudi Aramco Consulting Services Department.

Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals:

-	Saudi Aramco Research & Development Center (R&DC), Dhahran.

Drum Chemicals (Except Oilfield & Water Treatment):

-	Saudi Aramco Research & Development Center (R&DC), Dhahran.

Quality Assurance

Vendor and Vendor’s manufacturing source shall implement and continuously improve a quality management system, in English, in accordance with ISO 9001 standard or a more restrictive national or international quality standard acceptable to Saudi Aramco.

Vendor shall audit their suppliers according to a published audit schedule.

Vendor shall establish Quality Assurance (QA) Plans and Inspection Test Plans (ITPs) for items requiring QA that prescribe all relevant quality elements, operations, responsibilities and interfaces at all stages of Order execution. One quality plan may be used for standard or mass-produced commodities of the same design. Saudi Aramco may elect to conduct announced or un-announced inspections, and/or quality audits of Vendor or Vendor’s supplier as needed to ensure continuous satisfaction of Quality System.

Manufacturing

Vendor or Vendor’s supplier shall enter an in-house production order to produce Goods. Each in-house production order shall be assigned a Vendor “Product Traceability Number” (batch number) for future traceability and reference and shall include all relevant documents (Test Certificates, Chemical Analysis Reports, etc.) properly prepared and ready prior to notifying Saudi Aramco of any request for inspection of Goods.

When applicable, Vendor shall transfer Saudi Aramco Goods to Vendor’s stores where it is to be held in a designated Saudi Aramco holding area for future delivery to Saudi Aramco.

For Goods on Purchase Agreement, Vendor shall prepare and maintain a monthly Saudi Aramco On-hand Production and Inventory Report covering each “Product Traceability Number” (batch), which the Vendor shall submit to the Saudi Aramco buyer by the 5th workday of each month.

Quality Assurance of Engineered Products

Bulk and Drum Lubricants:

-	Not applicable

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 16 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals:

-	Where engineered chemicals are ordered against samples previously tested in the field, Vendor shall ensure performance meets or exceeds that previously established.

-	R&DC shall sample and test consignments of chemicals to provide reference data, but do not endorse the consignments for quality assurance purposes.

Drum Chemicals (Except Oilfield & Water Treatment):

-	As Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals directly above.

Saudi Aramco Test Authority

Bulk and Drum Lubricants:

-	Saudi Aramco Southern Area Laboratory Division (SALD)

Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals:

-	R&DC or their appointed agent, or for chemicals that deteriorate during sampling Saudi Aramco end user shall test prior to use.

Drum Chemicals (Except Oilfield & Water Treatment):

-	As Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals directly above.

ADDITIONAL REQUIREMENTS FOR VENDOR DELIVERY (VTC and VTD)

Vendor Bulk Trucks report for vehicle check at Saudi Aramco

Bulk and Drum Lubricants:

-	Abqaiq Storehouse, Tanker checkpoint,

-	Materials Services Department.

Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals:

-	Saudi Aramco Dhahran tanker checkpoint, Dhahran Storehouse, Materials Services Department.

Drum Chemicals (Except Oilfield & Water Treatment):

-	Not applicable.

Vendor (non-bulk trucks) Report to:

Bulk and Drum Lubricants:

-	Abqaiq Storehouse, Tanker checkpoint.

Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals:

-	Dhahran Storehouse.

Drum Chemicals (Except Oilfield & Water Treatment):

-	As Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals directly above.

Delivery Documentation

For all deliveries:

-	Material Safety Data Sheet (MSDS)

-	Packing List

Additional Documentation (for bulk products, as applicable)

-	Form SA9605 Bulk Chemical Truck Checklist (4 Copies)

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 17 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

For meter deliveries:

-	Delivery meter calibration certificate

-	Meter delivery ticket bearing meter serial number

For weighbridge/other deliveries:

-	Weighbridge ticket

-	Other as referred to in Order

Tank Truck Check

Bulk and Drum Lubricants:

-	SALD

Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals:

-	Duty Material man.

Drum Chemicals (Except Oilfield & Water Treatment):

-	Not applicable.

-	Inspect truck and complete Form SA9605 checklist.

Additionally, for metered deliveries:

-	Compare the serial number of the meter with the meter calibration certificate available with Vendor’s driver; ensuring certificate is dated within six months.

-	If the meter calibration certificate is not available, out of date or invalid, reject. Driver receives signed Form SA9605 indicating tank truck rejected - Yes /No

Laboratory Analysis

Bulk and Drum Lubricants:

-	SALD

Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals:

-	R&DC, or their designate

Drum Chemicals (Except Oilfield & Water Treatment):

-	As Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals directly above. Expect three workdays for Laboratory Analysis, or two hours for visual QA.

Tank Sealing

Bulk and Drum Lubricants:

-	SALD

Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals:

-	Duty Material man.

Drum Chemicals (Except Oilfield & Water Treatment):

-	Not applicable.

Shall seal bulk tanks of accepted products with Saudi Aramco seal and update Form SA9605 with seal number(s) of tanks.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 18 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Vendor’s Driver Receives

For Bulk Products:

-	Form SA-9605 indicating Approved, Failed or Tanker Released at Proponent Request

For Drums:

-	Packing List annotated by testing authority to indicate product accepted or rejected.

Delivery of Approved Product

Vendor’s delivery trucks shall deliver the approved product to the Saudi Aramco end user, at the delivery point detailed in the Packing List /Order.

Unloading Bulk Products Recipient Actions

Bulk and Drum Lubricants:

-	Receive SA9605 and Packing List.

For metered deliveries:

-	Verify product and hose-tank connection are correct.

-	Verify tank and meter seals are intact.

-	Verify meter serial number and calibration certificate match.

-	Print meter delivery ticket, bearing meter serial number, showing quantity of delivered product.

-	Recipient and driver authenticate meter delivery ticket.

For Weighbridge/Dipstick/Sight Gauge deliveries:

-	Verify quantity received

For all deliveries

-	Enter and authenticate delivered quantity on Suppliers Delivery Note.

Drum Chemicals (Except Oilfield & Water Treatment):

-	As Bulk and Drum Oilfield & Water Treatment Chemicals and other Bulk Chemicals directly above.

Drum Chemicals (Except Oilfield & Water Treatment):

-	Enter and authenticate delivered quantity on MDD.

Delivery Confirmation

Recipient presents a final copy of the Suppliers Delivery Note to Vendor’s driver, indicating delivered quantity.

Rejected Product/Truck

Vendor’s driver shall return to Vendor facility for resolution.

4.9 PRODUCTS WITH SHELF-LIFE REQUIREMENTS

Should Saudi Aramco or Vendor determine that any of the Goods have a shelf-life Vendor shall ensure that the following shelf-life information is clearly marked on each label or indented on each container of the Saudi Aramco designated issue unit. In addition, if Goods are provided in a “kit” form (for example, epoxy cement); the shelf-life of each item in the kit must be clearly marked or indented with the required Saudi Aramco shelf-life data:

-	Date of manufacture and the expiry date; or

-	Date of manufacture and the manufacturer’s warranted shelf-life period; or

-	Expiry date and the manufacturer’s warranted shelf-life period; or

-	All of the above.

Additionally, Vendor shall advise conditions under which Goods are to be stored.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 19 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

When received by Saudi Aramco at the designated place of delivery to Saudi Aramco, such Goods must have a minimum remaining shelf-life of three-quarters of the total shelf-life period (the period from the date of manufacture to the warranted expiration date). Saudi Aramco shall be entitled to reimbursement (or offset) from Vendor for Goods received that do not conform to the conditions specified above, in accordance with section 5.0 ‘CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING, Paragraph 18, Right of Offset’, and as follows:

-	Purchase price of the nonconforming Goods; and

-	When applicable, cost of transportation including ocean freight or airfreight.

If Vendor is unable to supply Goods conforming to this specification by the stated required date, Vendor shall advise Saudi Aramco of the maximum shelf-life and the expiry date of Goods that are available. Vendor shall not ship such Goods unless authorized by Saudi Aramco in writing.

Goods with a Manufacturer’s Shelf-Life

If Goods that Saudi Aramco does not consider to be Shelf-Life items bear a manufacturer’s expiration date, Vendor must supply such Goods so that their expiration date does not occur during the warranty period stated in ’section 5.0 ‘CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING, Paragraph 8, Buyer’s Remedies: Warranty and Rejection’.

Pack and Production Requirements

Goods shall be supplied from the latest available pack or production.

4.10 OTHER DOCUMENTATION

FAA Traceability - Aviation Parts and Equipment

Goods shall be airworthy in compliance with Part 21 of the U.S. Federal Code of Aviation Regulations.

Computer Software License

If the Goods include computer software, Vendor or Vendor’s suppliers’ software license terms and conditions shall govern Saudi Aramco’s acquisition and use of software. However, Saudi Aramco Terms and Conditions, which include, without limitation, warranty provisions, shall apply to the acquisition and use of the software except when in conflict with Vendor or Vendor’s supplier’s software license terms and conditions.

SASO Certificate and Import Permits (For imports into Saudi Arabia)

Vendor shall determine if SASO certificates of conformity requirements apply or/and Import Permits are required and shall arrange for and obtain all necessary documentation required for the movement, importation and delivery of the Goods from the point of manufacture or origin to Saudi Aramco designated receiving point in Saudi Arabia.

4.11 ADVANCED SHIPPING NOTIFICATION (ASN) PROCESSING

ASN Creation

An ASN is required for Saudi Aramco Delivery Terms SAC, SAT, VTC and VTD, but not POA and POE. The ASN is used for:

-	Alerting Saudi Aramco 3PL to collect the Goods (SAC only).

-	Alerting Saudi Aramco Transportation that Goods are ready, so they may schedule a truck to collect (SAT only).

-	Alerting recipient that Goods are ready for collection (Pick-up only).

-	Generating Packing List.

-	Initiating Goods Receipt Workflow to recipient of Goods so they will be able to record receipt and so Vendor will be paid.

-	Initializing Event Management tracking of delivery through to receipt and payment.

-	Measuring Vendor delivery performance.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 20 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

ASNs may contain multiple items from multiple POs, enabling consolidation of packaging, providing all the following conditions are the same:

-	Carrier Code

-	To Location

-	From Location

-	Delivery Priority

-	Customer Account

ASNs can be created up to thirty (30) calendar days before the PO item delivery date but ASN cannot be created for a delivery date in the past.

-	Update delivery date if it is in the past.

Within each ASN every package to be shipped must be identified, including indication of package type and assigning a package to each ASN item; the ASN allows addition of extra packages, or splitting items into multiple packages, as required.

All chargeable PO items shall be ASN’d, including NMR (Non-Material Requirements) and Installation Services, as example.

ASN Cancellation

For SAC and VTD deliveries contact 3PL to arrange ASN cancellation.

-	Failed Collection Notice (FCN) will be posted by 3PL.

For all other delivery types, including pick-up, contact Saudi Aramco buyer/expeditor to arrange ASN cancellation.

The consequences of canceling the ASN are:

-	ASN acquires the Cancelled status.

-	The cancelled quantity is available for new ASN creation (Due Quantity is re-set)

-	ASN still exists but is no longer considered in planning or for other functions.

-	Vendor cannot change a canceled ASN.

-	Vendor is able to create a replacement ASN.

4.12 PACKING AND LABELING

Packing, Packaging and Marking Requirements

Vendor shall review each Order item to determine the packing, packaging and handling requirements as defined in Saudi Aramco packing specifications:

-	MS 8314-00 through MS 8314-11 - Containerized Sea Shipment, Air Shipment and Overland Transportation Cargo.

-	MS 8444-01 through MS 8444-22 - Additional Packaging, and/or Marking Requirements.

-	MS 8555-00 through MS 8555-25 - Domestic Packaging.

The above specifications are a statement of Saudi Aramco’s minimum requirements for protecting Goods during shipment and multiple handling to ensure safe arrival at the final destination and in some instances to provide protection during outside storage in Saudi Arabia.

Vendor shall include applicable Saudi Aramco packing specifications in orders to Vendor’s supplier with the stipulation that Vendor’s supplier includes the requirements in its orders to the manufacturer of the Goods. Vendor or Vendor’s supplier’s own experience and practice should be used to decide if more than these minimum requirements are required to ensure safe arrival of Goods.

When a packing specification for the Goods is not stated in the Order, Vendor shall use the industry standard packing or packaging specification.

Deviations to Saudi Aramco minimum packing specifications are not allowed without written approval from the Saudi Aramco buyer. In addition to any other remedies Saudi Aramco may have under the terms of the Purchase Order, deliveries failing to comply with any of Saudi Aramco packing specification may be subject to rejection by Saudi Aramco.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 21 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Neither the Goods nor packaging shall bear any symbol prohibited in Saudi Arabia. Goods bearing a medical cross or caduceus may be denied clearance by Saudi Customs authorities. Outer carton markings must not contain any reference to drugs, narcotics, or psychotropic substances.

When delivered to Saudi Aramco, the Goods must be adequately packed and be unitized (for example, palletized, crated, or boxed). The unitized Goods shall be loaded onto vehicles or in ISO containers to allow discharge by conventional mechanical handling equipment. Goods loaded in a manner that requires intensive manual labor for discharge may be rejected, or may be delayed for receipt, at Saudi Aramco delivery point.

In addition to the Packing requirements, Vendor shall band, strap, tape, or seal each box, package, or pallet after packing in a manner that will allow the Saudi Aramco representative to observe whether the container arrived sealed. Evidence of a shipping unit being opened prior to delivery shall be used as a basis for determining which party is responsible for repair or replacement of Goods under section 4.13 ‘DELIVERY/ Responsibility for Damaged, Missing or Incorrect Goods’.

Packing List

Details from the published ASN are transferred to the Packing List. Vendor shall print two (2) copies of the packing list:

-	Include one (1) copy inside the package (when practical).

-	Firmly affix one (1) copy to the outside of the package within a clear self-adhesive plastic envelope.

Small items shall be packed in a protective envelope large enough to affix the delivery label and packing list.

RFID Label Preparation

Vendor shall have available an RFID printer that is compliant with applicable Saudi Aramco IT specifications. Vendor shall print RFID labels using the special RFID print feature in the Saudi Aramco Supplier Portal, and Vendor shall ensure that the RFID label has been securely affixed to the packaging and to all pipe and OCTG materials.

Vendor shall be responsible for incorrect labeling of Goods that results in failed collection by 3PL or failed delivery to the pipe yard. Vendor shall not be excused from any delay or failure in delivery arising from Vendor’s failure to comply with the RFID requirements set out above.

Special Handling and Marking Requirements

Should Saudi Aramco or Vendor determine that any of the Goods require special handling (e.g. chill or freeze) Vendor shall store, handle, and supply Goods in accordance with the Special Handling requirements stated on the Order. When special handling requirements are not stated in the Order, Vendor shall use the manufacturer’s recommendations.

For items requiring special handling, Vendor shall mark each package or container with a label that states the special handling requirements.

If Goods are required to be handled specially, Vendor shall apply cargo handling labels with text or symbols such as ‘FRAGILE,’ ‘CHILL,’ ‘THIS WAY UP,’ ‘HANDLE WITH CARE’ etc. as applicable. Center of gravity must be marked on any package which is over three (3) meters (ten (10) feet) long or which is top-heavy. The center of gravity symbol is to be applied on all four sides of the package including the word ‘CENTER OF GRAVITY’ adjacent to the symbol. In addition, where applicable, sling point symbols (chain) and the words ’SLING HERE’ must be shown on both sides of the package(s).

For bundles, single units bales, and bags (on which direct marking is impossible) there must be on a least two metal tags each (e.g. at main ties at both ends of bundle) clearly legible, weatherproof and securely attached. Alternatively, on heavy canvas labels through grommets on all corners or reinforced eyelets at both ends. Do not use linen, paper or light cardboard tags.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 22 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

4.13 DELIVERY

The way in which supplier shall deliver the Goods depend upon the delivery term stated in the Order and is detailed below:

Third Party Logistics provider (3PL) with SAC Delivery Terms

Vendors shall create and publish ASN for Goods to be delivered.

Packages indicating ‘Normal’ priority (shown in ASN, Packing List and RFID Label) shall be picked-up during normal working hours, packages with labels indicating ‘Hot’, will be picked-up at any time twenty four (24) hours a day, seven (7) days a week and within six (6) hours from publishing the ASN.

Upon collection, Vendor shall provide necessary means to load, at Vendor risk, already packed Goods onto 3PL’s Vehicle.

3PL shall scan the RFID/Packing List, which triggers the Proof of Collection (POC) and provides Vendor with a Collection Note.

If the quantity for collection differs from the quantity indicated by Vendor in the ASN, 3PL shall adjust the POC to the actual quantity, where it is less than the advised quantity; quantities greater than advised quantity cannot be picked-up without a supplementary or revised ASN, and must in any case be no greater than Order quantity.

Saudi Aramco 3PL shall not collect Goods that are not sufficiently well packed, or consolidated, or which are not correctly marked or labeled.

Vendor Delivery to Customer with VTC Delivery Terms

Vendors shall create and publish ASN for Goods to be delivered.

Vendor shall schedule deliveries to arrive at Saudi Aramco’s delivery point before 2:00 PM during normal Saudi Aramco workdays. Deliveries after 2:00 PM shall not be accepted by Saudi Aramco without prior arrangement.

If delivery consists of two or more truckloads, or if special equipment is required for off-loading, Vendor shall contact the Saudi Aramco Requestor telephone number stated on the Packing List, for scheduling instructions prior to delivery of the material. Failure to do so may result in delays in off-loading at the delivery point for which Saudi Aramco will accept no responsibility.

Vendor Delivery to 3PL Distribution Centre with VTD Delivery Terms

Vendors shall create and publish ASN for Goods to be delivered and this will alert 3PL to schedule receipt. 3PL shall contact Vendor and provide a delivery time slot which Vendor must adhere to. Vendor shall not deliver Goods to 3PL without an ASN or a delivery time slot.

3PL Material Distribution Centers (MDCs) are located at Dammam, Riyadh, Jeddah and Yanbu; they operate 24 hours a day, seven days a week. Normally MDCs receive Vendor deliveries between 7:00 AM and 17:00 PM.

Saudi Aramco Transportation as Carrier with SAT Delivery Terms

Vendor shall create and publish ASN for Goods to be delivered and this will alert Saudi Aramco Transportation scheduler to arrange necessary transport.

After collection of Goods Vendor shall process the Goods Collection Confirmation (GCC), confirming quantity collected and driver/truck details.

Pick-up of Goods - Saudi Aramco Customer

Vendor shall create and publish ASN for Goods to be delivered and this will alert customer by email to collect Goods.

-	Customer shall present a copy of this email when collecting Goods.

-	Goods for customer collection are indicated by Delivery Priority 04 (Customer Pick-up) in the Order.

-	Prior to releasing Goods, Vendor shall take a photocopy of the Saudi Aramco Customer Representative identification card and verify that the person picking-up the Goods is the same as that stated in the email.

Saudi Aramco shall not be responsible for any losses incurred by Vendor due to Vendor’s failure to conduct this identification card verification. After identification card verification, Vendor shall supply the Goods and Customer shall sign Suppliers Delivery Note.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 23 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Responsibility for and Resolution of Damaged, Missing or Incorrect Goods

Saudi Aramco shall have ten (10) Saudi Aramco workdays from Vendor’s Ship Date to open the packages and article check the Goods.

Claims for resolution of damaged, missing or incorrect Goods are handled by Saudi Aramco’s Purchasing Department and/or Saudi Aramco’s:

-	Material Service Center for all stock material and for non-stock materials for customers outside of Dhahran.

-	Records & Claims Unit (R&CU), Materials Logistics Department (MLD), for non-stock materials for customers in Dhahran.

-	Transportation Department for SAT deliveries.

For 3PL (SAC) Deliveries to Customer:

-	If after accepting delivery from Saudi Aramco 3PL and processing Proof-of-Delivery (POD), customer finds and records incorrect Goods have been supplied, Customer shall return to Vendor for free-of-charge replacement or Cancellation.

-	If Goods arrive damaged, or fail to arrive after Proof-of-Collection (POC), and Vendor has complied with the requirements of section 4.12 ‘PACKING AND LABELING’, Vendor shall not be responsible for the cost of repair or replacement of missing or damaged Goods.

For 3PL (SAC) Returns to Vendor:

-	Vendor shall offload, at Vendor risk, returned Goods from Saudi Aramco Contract Carrier, who shall confirm Proof-of-Delivery (POD) in Saudi Aramco Contract Carrier System.

-	Vendor may reject the return of Goods, if for example the Goods were never sold by Vendor. No payment will occur for Goods processed through a Return Delivery and vendor shall cancel any outstanding invoice.

-	If returned Goods arrive damaged or incorrectly packed Vendor shall not accept delivery and 3PL shall process a Failed Delivery Note (FDN).

-	If after accepting delivery of returned Goods from Saudi Aramco 3PL and processing POD, Vendor finds and records incorrect or missing Goods, or Goods are not new, clean, undamaged or in original packaging Vendor shall notify Saudi Aramco buyer for resolution.

4.14 PAYMENT

Payment Currency

Saudi Aramco shall denominate Orders and pay Vendor in the currency of payment requested in Vendor’s quotation that underlies Saudi Aramco’s Orders. When Vendor’s quotation references a third party’s (e.g. manufacturers) price list that is denominated in a currency that is different than the currency of payment requested in Vendor’s quotation, Saudi Aramco shall, at the time of Order placement, utilize a competitive currency exchange rate to establish a unit price in the currency of payment requested in Vendor’s underlying quotation.

Submission of ZATCA Compliant Invoices

Local (KSA-resident) Vendors should submit a tax invoice, debit note, or credit note, as the case may be, through electronic means, which must be compliant with Applicable KSA Law, and, in particular, Article 53 and 54 of the KSA Value Added Tax Implementing Regulations as well as the KSA Electronic Invoicing Generation or (where applicable) Integration phase requirements.

In case the invoice, debit note, or credit note does not fully comply. Saudi Aramco reserves the right not to settle in whole or in part until receiving a compliant document.

Goods Receipt Invoices:

ZATCA Compliant E-Invoice should be submitted promptly through the Supplier Portal. -Finance Data-Invoice Submission, vendors should upload and capture their invoice information on the Supplier Portal. The Supplier Portal will give guidance if there are any exceptions flagged through the process.

-	In the event of discrepancy between the Goods Receipt (GR) and the Goods delivered, or Unit Price, Vendor shall send an email to

-	In situations where VAT were incorrectly processed or omitted, Vendor shall contact Saudi Aramco Operations Accounting Department for guidance and proper resolutions. Saudi Aramco Operations Accounting Department staff can be reached at email;

-	For any queries related to invoices or payments, Vendor shall send an email to

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 24 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Manual Invoice (Vendors outside Saudi Arabia, Progress and Milestone Payment Invoices):

ZATCA Compliant E-Invoice should be submitted to                                                             email address at least ten (10) Saudi Aramco workdays after the shipment of Goods or prior to milestone payment, which shall be prepared in XML or PDF/A-3 with embedded XML, if e-invoicing rules are applicable. Saudi Aramco shall accept compliant PDF invoices, debit and credit notes only if the Vendors are not invited by ZATCA for integration (e.g. Vendor is non-KSA resident and/or non-KSA VAT registered). In addition to the particulars required by KSA VAT legislation, the invoice shall be prepared on high quality paper and include the following details:

Invoice header information:

-	Vendor name and address

-	Vendor’s ID number

-	Vendor’s unique invoice number

-	Date of invoice

-	Order number (If singular)

-	Purchase Agreement number (as applicable)

Each invoice item shall state:

-	Order number (If multiple Orders in same invoice)

-	Order item number

-	Ship date

-	Quantity shipped

-	Unit price

-	Total item value

Invoice footer information:

-	Total invoice value

-	Authorized signature

Notes:

-	The unit of measure stated in the Order is the pricing unit.

-	The currencies and unit prices stated in Vendor’s invoices must match the currencies and unit prices in Saudi Aramco’s Orders in effect at the time of Goods shipment to Saudi Aramco.

Invoice Supporting Documentation

Documentation supporting Incidental Services or Milestone Payments such as signed time sheets, expense receipts, and milestone completion certificates shall be sent to the buyer.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 25 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Zakat & GOSI Certificates

Payment shall only be made when the Vendor has a valid Zakat and GOSI Certificates in Saudi Aramco’s system. To update Zakat, Vendors need to send a valid certification to Operations Accounting Department Vendor Master Group at the following email:

No payment will be made to a Vendor whose Zakat and/or GOSI Certificate has expired. To update GOSI or ZAKAT Certificate, SAP Ariba platform shall be used in order to update Vendor’s profile.

Incorrect and Late Invoices

Vendor’s failure to submit invoices and documentation in accordance with these instructions may result in rejection or delay in payment by Saudi Aramco, with Saudi Aramco having no liability to Vendor for such rejection or delay.

Saudi Aramco shall charge Vendor the additional costs of processing invoices received later than six (6) months after delivery of the Goods according to the following schedule:

Invoice Value (SR)        Charge

4.15 ARABIC TRANSLATION

Arabic translation of Saudi Aramco standard text and Forms shall be provided upon request.

5.0 CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING

All Saudi Aramco Purchase Orders, including Purchase Agreement Release Orders, shall be governed by the following Terms and Conditions for Electronic Trading:

Saudi Aramco Conditions of Purchase for Electronic Trading (April 2013)

Vendor shall sell and Buyer shall purchase the goods, including services, (“Goods”) described in this Purchase Order (“Order”) under the following terms and conditions.

1. Choice of Law and Interpretation

This Order shall be governed by and interpreted in accordance with the laws of the Kingdom of Saudi Arabia. Arabic translation of the Order will be provided upon request.

Vendor and Buyer explicitly consent that electronic transactions and records shall have full effect and their validity and enforceability may not be contested, nor may the execution thereof be stayed on the ground that they were wholly or partially conducted by electronic means.

Electronic Orders do not require signature and shall be deemed originals in their own right.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 26 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

2. Nature of Agreement

This Order shall be considered accepted upon Vendor’s electronic confirmation of the Order in Saudi Aramco Supplier Collaboration Portal. However, commencement of performance by Vendor based on this Order, if known to Buyer, shall also constitute acceptance of this Order without reservation, whether or not Vendor has electronically confirmed the Order in Saudi Aramco Supplier Collaboration Portal. Any additions to, limitations or other modifications of this Order set forth in Vendor’s quotation, acceptance or otherwise, shall be of no force or effect.

This Order and the content of any electronic links referred herein contain all of the terms and conditions applicable to this purchase and supersede any prior correspondence, proposals or agreements, written or oral, not set forth in this Order.

Any technical data, specifications, standards, drawings, designs and the like (“Buyer’s Data”) electronically linked, attached to, referenced in, or later incorporated into this Order by a change to the Order as provided in Paragraph 4 Changes, form a part of this Order.

If any provision of this Order is, or becomes, void or unenforceable by law, the remainder of the Order shall be valid and enforceable.

No waiver of any right, associated with or conferred by this Order, by either party shall be effective unless made expressly and in writing by such party.

This Order shall not be subcontracted more than                                by value by Vendor without Buyer’s prior written consent.

This Order shall be binding upon, and inure to the benefit of, the successors and assigns of the parties to this Order, however, this Order may neither be assigned nor transferred, either in whole or in part, by Vendor without first obtaining the written consent of Buyer.

The rights of Buyer and Vendor under this Order are not exclusive and shall not limit either party’s right to avail itself of any other remedy provided by law or equity.

3. Price

Prices are as stated in the Order, based on the delivery terms stated in “Delivery Terms” within the Purchase Order “Terms” section.

Customs Duties (For imports into Saudi Arabia)

Saudi Aramco reserves the right to amend prices to reflect changes in Saudi Arabian Customs Duties prior to importation.

4. Changes

At any time, Buyer may make changes within the general scope of this Order electronically. Vendor shall proceed with this Order as changed upon Vendor confirmation of changes. Changes may include changes in the technical aspects of the Goods, method of shipment or packing, inspection standards and place of delivery. If a change affects the purchase price or delivery date, Buyer and Vendor shall mutually agree upon an equitable adjustment in the same. The change and any such adjustments shall be set forth in an update to the Order in Saudi Aramco Supplier Collaboration Portal and agreed by Vendor electronically.

Any claim by Vendor for adjustment in the purchase price or delivery date shall be made during electronic confirmation of the Order change. Vendor shall make available, for examination by Buyer, relevant documents and records supporting Vendor’s request for adjustment.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 27 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

5. Acceptable Goods

Vendor shall supply Goods only from the manufacturers specified in the Article description. No Goods are to be supplied from manufacturers other than the manufacturers specified without the electronic approval of Saudi Aramco.

If a manufacturer is not specified in the Article description, Vendor shall supply Goods that meet all the requirements, specifications and standards stated in the article description.

If Goods supplied do not conform to the foregoing, Saudi Aramco may enforce the “Buyer Remedies: Warranty and Rejection” provisions of Paragraph 8 Buyer’s Remedies: Warranty and Rejection.

6. Right to Communicate with Vendor’s Supplier

Saudi Aramco, or its appointed designee, reserves the right to communicate with Vendor’s suppliers or sub-suppliers for the purpose of drawings approval, inspection and certification, scheduling, expediting, spare parts requirements and non-material requirements. Notwithstanding this right, any Vendor in Saudi Arabia retains full and ultimate responsibility for the performance of the provisions specified in the Terms and Conditions of this Order.

Vendor must include this instruction in all Orders issued to its suppliers and sub-suppliers.

7. Licensing Requirements

Export License

Vendor or Vendor’s supplier shall arrange for and obtain such export licenses for the Goods from the country of origin as are applicable.

Notwithstanding Paragraph 16 Force Majeure, Buyer shall have the right to immediately cancel this Order without liability to Vendor if the export license application is disapproved or unreasonably delayed in Buyer’s sole judgment.

Letter of Assurance

If a Letter of Assurance from Saudi Aramco as to the end use of the Goods or to any future disposition of the Goods is required, Saudi Aramco shall attach such letter with this Order, or shall provide it to Vendor upon Vendor’s request.

8. Buyer’s Remedies: Warranty and Rejection

Vendor warrants that:

(a) Upon delivery to Buyer, Vendor shall convey clear title to the Goods free of any lien, encumbrance or security interest.

(b) The Goods shall conform to Buyer’s Data, shall be new and unused, of high quality and workmanship within generally recognized industry standards and shall be fit for the purpose or use for which they are bought to the extent such purpose or use is known or reasonably should be known to Vendor.

(c) If the Goods are sold by sample, they shall conform to the sample.

(d) If the Goods are found not to conform to the foregoing warranties at any time within:

-	months following delivery to Buyer, for local and imported Goods, or
-	months following delivery to the port of export for Port of Export Orders, or
-	months from commencement of use in Saudi Arabia,

whichever is earlier, then at Buyer’s request, Vendor shall promptly repair or replace at Buyer discretion any nonconforming Goods at no cost to Buyer. Should Vendor fail to repair or replace nonconforming Goods, Buyer may repair or replace such Goods either itself or through others and charge the cost thereof to Vendor. In any case, Vendor shall be responsible for any additional costs incurred by Buyer in identifying, removing and/or replacing nonconforming Goods, including, without limitation the costs of any additional inspection, customs duties and transportation costs.

(e) If portions of the Goods are found not to conform to the foregoing warranties at any time within                          months following delivery to Buyer, or                            months from commencement of use in Saudi Arabia, whichever is earlier, then Buyer may in accordance with Paragraph 4 Changes, notify Vendor to perform or arrange to perform additional testing and inspection on the remainder of the Goods. In such case, Vendor shall be entitled to no additional compensation for such testing and inspection if the remainder of the Goods is also found not to conform to the foregoing warranties.

(f) If at any time prior to or within                 months following delivery to Buyer in Saudi Arabia, Buyer determines that the Goods, or any portion of the Goods, are not strictly in conformance with the terms of this Order, Buyer may reject, refuse acceptance or revoke acceptance of any or all of the Goods or any portion of the Goods and cancel the Order without any obligation to Vendor. In addition, Buyer may, at any time, revoke its acceptance of the Goods should Buyer discover latent defects. All costs incurred by Buyer as a result of such cancellation shall be for account of Vendor.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 28 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

9. Protection against Certain Losses

Vendor shall not be liable to Buyer for loss of profits, crude oil or products derived there from due to any cause whatsoever.

10. Inspection

Buyer shall have the right to inspect the Goods, test or witness Vendor’s tests of the Goods, and otherwise review Vendor’s performance prior to delivery and acceptance of the Goods. Buyer shall exercise such right at reasonable times and in a manner, which does not unreasonably interfere with Vendor’s operations. Buyer’s exercise of such right (including any approval of Vendor’s drawings or approval of the Goods for shipment) or waiver of the same shall not relieve Vendor of any of its obligations under the Order nor constitute acceptance of the Goods.

11. Packing and Delivery

If the Goods are not packed and marked in accordance with Saudi Aramco packing specifications and marking instructions and must be repacked, remarked and redelivered, the cost will be borne by Vendor. Goods supplied against a single line item, which consist of more than one component, may be assembled or individually packed, but all components shall be delivered at the same time.

All shipments and deliveries shall be strictly in accordance with the requirements of this Order. Vendor shall promptly notify Buyer, electronically, of any anticipated or actual delay, the reasons for the delay and the actions being taken by the Vendor to overcome or minimize the delay. Such notification will in no way relieve Vendor of its obligations under this Order.

12. Title and Risk of Loss

Risk of loss and title to the Goods shall pass to Buyer when delivered at the Delivery Point as noted in the Order.

In the case of Port of Export Orders, Vendor and Buyer specifically agreed that:

-	Title to the Goods will remain in Vendor until the Goods are actually delivered to Buyer at the port of entry in Saudi Arabia where Vendor makes delivery of the Goods to Buyer; and

-	Except as provided in Paragraph 13 Risk of Loss from Non-importability, Buyer assumes the risk of loss or damage to the Goods from the time Vendor secures title from Vendor’s supplier to the extent only of Vendor’s payment for or obligation to pay Vendor’s supplier for purchase of the Goods.

Accordingly, Buyer will not fail to make payment to Vendor and will not claim for refund from Vendor the amounts of such payments or obligations referred to in the preceding sentence by reason of loss or damage to the Goods after Vendor secures title and before Buyer secures title. Vendor will, in the case of such loss or damage to the Goods assign all its rights against the carrier or other third party to Buyer.

13. Risk of Loss from Non-importability

Buyer and Vendor agree that Vendor shall reimburse Buyer for any loss (not to exceed the purchase price of the Goods plus cost of transportation, including ocean freight or airfreight to Saudi Arabia) Buyer may sustain in the event that the Goods delivered or to be delivered are not permitted by Saudi Arab customs or other government authorities to be imported into Saudi Arabia in consequence of its laws or administrative practices. The foregoing clause was adopted as a part of Buyer’s Conditions of Purchase prior to January 18, 1978.

14. Suspension or Cancellation for Buyer’s Convenience

Buyer may suspend performance of all or any part of this Order for its convenience by giving Vendor electronic instruction specifying the part to be suspended and the effective date of such suspension. Vendor shall suspend all activity on the suspended part of this Order on the effective date of suspension and take all action necessary to preserve and protect material, work in progress, completed Goods and related plans and drawings. Buyer shall reimburse Vendor, subject to audit, unavoidable costs incurred as a direct result of such suspension (including costs incurred in preserving and protecting material, work in progress, completed Goods and related plans and drawings), as well as any such costs of reassembling personnel and equipment when performance is resumed.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 29 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Buyer may cancel all or any part of this Order for its convenience by giving Vendor notice electronically of such cancellation. Vendor shall cease all activity on the canceled part of this Order on the effective date of cancellation and take all action necessary to preserve and protect material, work in progress, completed goods and related plans and drawings. Buyer shall pay Vendor, subject to audit, unavoidable costs incurred as a direct result of such cancellation (including reasonable cancellation charges actually paid by Vendor to its sub-suppliers and reasonable costs incurred in preserving and protecting material, work in progress, completed Goods and related plans and drawings) plus a reasonable allowance for profit on work performed to the date of cancellation. However, in no event shall the amounts payable to Vendor for cancellation under this paragraph exceed the total purchase price of this Order, less payments otherwise made to and amounts otherwise realized by Vendor through the sale transfer or other disposition or use of material related to the canceled part of this Order and as further reduced by the purchase price of any part of this Order not canceled.

15. Cancellation for Cause

If Vendor commits any substantial breach of this Order, including any fault or neglect on Vendor’s part to file and diligently attempt to obtain any license required to export the Goods by the country of origin of the Goods, or Vendor becomes bankrupt, insolvent or unable to meet its financial obligations, Buyer may cancel this Order without liability to Vendor, and without prejudice to Buyer’s right to claim.

16. Force Majeure

“Force Majeure” means any act, event, cause or occurrence which is not within the reasonable control of Buyer, Vendor or any of Vendor’s suppliers and which renders either party unable to perform its obligations. The parties agree that the failure of Vendor’s electronic communications systems, including Vendor’s interface with the Saudi Aramco Supplier Collaboration Portal, as a result of a cyber-attack or other electronic communications interruption, shall not be considered a Force Majeure event.

If a party is unable to perform any of its obligations as a result of force majeure, performance of such obligations shall be excused during the period of force majeure. Such party shall immediately give notice electronically to the other party of the date of inception of the force majeure condition and the extent to which it will affect performance. After a period of force majeure, Buyer and Vendor may execute a change to the Order reflecting a mutually agreeable adjustment in the delivery date. After thirty (30) cumulative days of force majeure affecting Vendor’s performance, Buyer may cancel this Order in whole or in part, and Buyer shall have no liability to Vendor for costs or damages arising out of such cancellation.

17. Terms of Payment

Buyer shall pay Vendor promptly after delivery of the Goods and either upon receipt and acceptance of Vendor’s signed invoice, or automatically, without invoice, for Vendors registered for Evaluated Receipt Settlement, for applicable Order items.

Buyer shall only process invoices for:

(a) Imported and locally delivered Goods after Buyer’s receipt of:

-	Verification of delivery of the Goods at Buyer’s delivery point as stated in this Order.

-	“Inspection Disposition/Release” if required by this Order.

(b) Port-of-Export Orders after receipt by Aramco Services Company (ASC) or Aramco Overseas Company (AOC), or Aramco Asia Organization (AAO), of:

-	Verification of Goods delivery at the Vendor’s supplier’s delivery point as stated in this Order.

-	All documents required for customs clearance of the goods into Saudi Arabia.

-	“Inspection Disposition/Release” if required by this Order.

(c) Port-of-Import Orders after receipt by Buyer of:

-	All documents required for customs clearance of the goods into Saudi Arabia.

-	“Inspection Disposition/Release” if required by this Order.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 30 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Any cash discount period offered by Vendor shall begin at the same time. Buyer shall charge Vendor the additional costs of processing invoices received later than six (6) months after delivery of the Goods.

The purchase price shall be paid in the currency stated in the Order.

No payment of any kind shall be made to Saudi Arabian Vendors until Vendor has presented Buyer with an interim certificate from the Saudi Arab General Authority for Zakat and Tax (“GZAT”), which confirms that all applicable Zakat and company income tax obligations have been paid by Vendor through the previous year or fiscal period. Vendor shall also present a final certificate from GZAT for the same year or period within twelve (12) months of the end of such year or period.

18. Right of Offset

Upon written notice, any sum payable to Vendor by Buyer under this Order may be set off by Buyer against any sum payable to Buyer by Vendor under this Order or any such other Orders or agreements between Buyer and Vendor.

19. Saudi Aramco as Beneficiary

Vendor shall place Vendor’s order with Vendor’s supplier promptly following receipt and acceptance of this Order.

As a consideration for placement of this Order with Vendor, Vendor agrees that Buyer shall have the right to proceed against Vendor for any breach of warranty or proceed against Vendor’s supplier for any such breach. Therefore, Vendor agrees that it will include the following clause in all purchase orders for the Goods placed on Vendor’s supplier.

“Supplier and purchaser understand that purchaser is contracting with supplier for the purchase of goods hereunder for ultimate sale to and use by the Saudi Arabian Oil Company (Saudi Aramco) in Saudi Arabia. Therefore, supplier agrees that, in any event, all rights of purchaser for any failure to meet specifications or for any other breach of warranty provided by this purchase order shall run (once the purchaser has sold such goods to Saudi Aramco) to the benefit of and be fully enforceable by Saudi Aramco.”

20. Taxes

Vendor shall be fully liable for and pay, without reimbursement from Buyer, any and all taxes, Zakat, withholding taxes, levies, fines, penalties, assessments and fees of every kind and nature, or increases in the foregoing arising out of this transaction or in connection with income earned by Vendor under the Order. Vendor warrants that where applicable the purchase price is in accordance with government pricing regulations.

Vendor’s VAT obligations are solely the responsibility of Vendor and Buyer shall have no responsibility or liability for any failure, inability or lack of compliance by Vendor of its VAT obligations.

VALUE ADDED TAX

“VAT” shall mean value added tax or similar charge as may be imposed by Applicable KSA Law from time to time.

“Applicable KSA Law” shall mean any published decree, law, regulations, ministerial resolution or order, implementing regulations, statute, act, ordinance, directive (to the extent having the force of law), order, treaty, code or rule, as enacted, issued or promulgated in the Kingdom of Saudi Arabia, or any interpretation thereof, by a governmental entity having jurisdiction over the matter in question including any amendment thereof.

Buyer and Vendor agree that should Applicable KSA Law require that VAT be imposed on amounts that Vendor may invoice to (or otherwise charge to) Buyer, then Buyer shall pay such VAT. Such VAT shall be included by Vendor in its invoices to Buyer and such VAT shall be separately identified in the invoices so that the amount of VAT invoiced is expressly identified. Buyer has the right to require (i) clarification of any VAT invoiced to (or otherwise charged to or claimed from) Buyer and (ii) further supporting documentation for any VAT invoiced to (or otherwise charged to) Buyer including without limitation customs documentation where VAT is applicable. If necessary or beneficial for VAT compliance purposes, Buyer may require that Vendor (i) provide to Buyer separate VAT or tax invoices, (ii) further break out, separate or identity amounts invoiced to Buyer or (iii) issue invoices to Buyer in a different form or format.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 31 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Vendor will include its VAT registration number on all invoices submitted to Buyer. And if the Vendor fails to do so, then without limit to any other right or remedy that Buyer may have under this Order or applicable law, Buyer may reject the invoice. No payments will be made to Vendor until a proper invoice with this information is submitted to Buyer.

Vendor shall ensure that all line items or Goods listed in the Agreement have VAT percentages set out in the Agreement. If any line items or Goods do not have VAT percentage listed, Vendor shall contact Buyer to check the relevant VAT percentage.

Vendor will, in a timely manner, provide to Buyer valid and proper invoices (including without limitation VAT or tax invoices) or other documentation evidencing VAT chargeable to Buyer or otherwise related to VAT. Without limit to any other right or remedy that Buyer may have under this Order or applicable law, Vendor acknowledges that if it fails to provide such valid and proper invoices or other documentation or fails to do so in a timely manner, Buyer may withhold payments to Vendor until Buyer receives the valid or proper invoice or other documentation.

If required by Applicable KSA Law, Vendor will register for VAT compliance purposes with the applicable governmental authorities and will provide Buyer evidence of such registration. Without limit to any other right or remedy that Buyer may have under this Order or applicable law, Vendor acknowledges that if it fails to provide valid VAT registrations, Buyer may suspend or terminate this Order and may withhold payments to Vendor.

Certain services, materials and other items supplied to Buyer may be subject to zero-rated VAT (i.e., a VAT rate of zero) or be VAT exempt as provided by Applicable KSA Law. In this regard, if the services, materials or other items are eligible for zero-rating for VAT or an exemption from VAT under the Applicable KSA Law, Vendor shall use best efforts to (i) meet such zero-rating or exemption conditions and (ii) qualify the services, materials or other item as zero-rated VAT or VAT exempt.

In the event Vendor has incurred or will incur costs and expenses, and where these costs and expenses are or will be recharged to Buyer by Vendor as part of the purchase price of this Order, and:

i.	there has been or will be VAT incurred by Vendor on the costs and expenses; and

ii.	the VAT incurred by Vendor is allowed for recovery or credit to Vendorby the relevant tax authority(s),

the value of the recharges shall be calculated net of VAT.

The provisions of this paragraph 20 of section 5.0 CONDITIONS OF PURCHASE FOR ELECTRONIC TRADING shall govern in the case of any conflict or discrepancy with the provisions of paragraph 4.13 of section 4.0 SAUDI ARAMCO PURCHASE ORDERS of this Order.

Delinquent Taxes (Saudi Arabian Vendors only)

If Saudi Aramco is notified in writing by the Saudi Government to withhold any taxes (including, but not limited to, company income taxes and the Zakat), fines or related obligations from any amounts due to Vendor pursuant to this Purchase Order, Saudi Aramco shall withhold such amounts and Vendor hereby agrees to release Saudi Aramco from and indemnify and hold Saudi Aramco harmless against any liability of any nature whatsoever arising out of or by reason of such withholding. Saudi Aramco will notify Vendor as soon as practicable upon receipt of any such notice. Should Saudi Aramco be requested to pay any of Vendor’s taxes, fines or related obligations, Vendor shall reimburse Saudi Aramco for any payment so made, or alternatively, at Saudi Aramco’s option, Saudi Aramco may set off any such sums it has paid to the Saudi Government against any sums due to Vendor or which hereafter may become due to Vendor under this Purchase Order or any other Agreement, Purchase Order or Contract which Vendor may have with Saudi Aramco at any time. The provisions of this paragraph are continuing ones and their continuing binding effect shall survive the completion or termination of this Purchase Order.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 32 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Payment of other Vendor Debts

If Saudi Aramco is ordered by any governmental authority in Saudi Arabia to pay any sum of money in satisfaction of any debt or obligation in Saudi Arabia of Vendor any contractor or sub-contractor, or the personnel of any of them, Saudi Aramco shall give Vendor written notice of its payment. Vendor shall reimburse Saudi Aramco for the amount paid upon receipt of Saudi Aramco’s billing and evidence of the governmental order that required Saudi Aramco to make the payment.

21. Protection against Infringement

Vendor warrants that the Goods do not infringe any patent rights, copyrights, trademarks, or trade secrets owned or controlled by any third party, either in the country of manufacture or use. Vendor agrees to defend, indemnify and hold harmless Buyer and its affiliated and related companies against any and all liability, loss or expense arising out of a patent, copyright, trademark infringement or trade secret misappropriation claim relating to the Goods.

23. Title to Technical Data

Buyer’s Data shall remain Buyer’s property and shall be returned upon Buyer’s request. All designs, drawings and calculations prepared by Vendor for Buyer shall become Buyer’s property. All rights to any invention, process, or technology developed for this Order shall become Buyer’s property.

24. Conflict of Interest

(a)	Vendor shall comply with the terms and conditions incorporated in Saudi Aramco’s Supplier Code of Conduct, which is hereby incorporated by reference.

(b)	Vendor agrees not to engage, directly or indirectly, an employee of Saudi Aramco or his/her company as subcontractor or a supplier in the performance of this Order.

(c)	Except for customary promotional material and occasional business entertainment, limited in value in any instance to the reasonable cost of a lunch or dinner, Vendor shall not give, directly or indirectly, any money, personal services, credit or other thing of value to Buyer or any employee of Buyer or its affiliated or related companies or to its agents or contractors, in order to influence the award of this Order, its terms, performance, administration, extension or cancellation. Vendor, by acceptance of this Order, confirms that to the best of its knowledge no such gifts have been made, that it will use its best efforts to ensure that none is made, and that it will inform Buyer at once should it learn that any such gift has been made.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 33 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Any violation of these provisions shall constitute a material breach of this Order which, without prejudice to Buyer’s right to enforce any other remedy provided by law, will empower Buyer to cancel this Order and claim damages including, but not limited to, increased costs incurred by Buyer as a result of such breach.

(d)	Vendor hereby acknowledges and understands that Saudi Aramco considers it to be a conflict of interest and an improper business practice for current or former Saudi Aramco employees to utilize any confidential business or proprietary information gained while in Saudi Aramco’s service to influence Saudi Aramco’s existing or proposed commercial transactions or to gain undue commercial advantage for themselves or any third party in a potential or actual business relationship with Saudi Aramco after leaving Saudi Aramco’s employment.

Vendor shall disclose to Saudi Aramco, in writing, any potential conflicts of interest of current or former employees of Saudi Aramco, as stated above, prior to, or concurrently with, the submission of any bid. Examples of potential conflicts of interest include, but are not limited to:

-	Obtaining or receiving Saudi Aramco’s confidential or proprietary information from a current or former Saudi Aramco employee other than as provided by Saudi Aramco as part of the bid process.

-	Providing any gifts or services (e.g., home repairs, low or no interest loans, etc.) to a current or former Saudi Aramco employee for supplying Vendor with Saudi Aramco’s confidential or proprietary information.

Vendor further acknowledges and accepts that Saudi Aramco may, in its sole discretion, disqualify Vendor based upon potential conflicts of interest or immediately terminate the Order upon discovering Vendor had been awarded the Order, but had not disclosed a potential conflict of interest.

25. Buyer’s Indemnity

Subject to the exclusions in the following sentence, Vendor shall defend, indemnify, and hold Buyer harmless from any and all claims, losses, expenses and damages arising from or relating to the injury to or death of any person and the damage to or loss of any property resulting from any and all acts or omissions of Vendor, its personnel or its agents. However, unless caused by the willful misconduct of Vendor, its personnel, or its agents, Vendor’s liability for loss of or damage to Buyer’s property shall not exceed U.S. dollars $       per occurrence for Buyer’s property in Vendor’s care, custody and control, and Vendor shall only be liable for loss of or damage to other Buyer property or to the extent that such damage or loss is within the scope or limits of insurance policies or contractual indemnities available to Vendor.

26. Audit Rights

Vendor shall maintain, and shall ensure that its suppliers maintain, records according to such accounting procedures and practices as are sufficient to accurately and properly reflect costs additional to the agreed Order price incurred by Vendor and invoiced to Buyer under this Order. Buyer or any firm of auditors appointed by Buyer shall have access to all such records for the purpose of auditing and verifying costs or for any other reasonable purpose, and shall have the right to reproduce any such records.

Vendor shall preserve and make available, and shall ensure that suppliers preserve and make available all such records for two (2) years after completion or termination of this Order, unless any such records are or may be required to resolve any claim, arbitration, or any legal proceeding pursuant to this Order, in which case the period of retention and the rights of access and examination described in this paragraph shall continue until final disposition of such claim or arbitration.

27. Continuing Obligations

The provisions and obligations of paragraphs 9, 20, 21, 22 23, 24 and 25 are continuing ones and their continuing binding effect shall survive the completion or cancellation of this Order.

28. Recall Program

The supplier shall promptly notify Saudi Aramco – Supplier Relation (Supplier Solutions Center:                                         ) in writing of recall programs declared by the manufacturer with regard to the Goods delivered to Saudi Aramco in accordance with this Purchase Order. The supplier shall arrange to repair or replace the Goods according to the manufacturer’s recommendations without additional cost to Saudi Aramco.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 34 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

29. Vendor Technical Alerts

Vendor shall immediately alert Saudi Aramco of any proactive actions needed to be taken by Saudi Aramco that have a significant impact on Health, Safety, Security, or Environment (HSSE) in connection with its manufactured product(s) that have the potential to impact health, safety, security or environment in accordance with Saudi Aramco Engineering Procedure SAEP-206 “Instructions for Establishing and Maintaining Corporate Technical Alert”. Any such alert shall be referred to as a “Vendor Technical Alert”. Vendor shall issue its Vendor Technical Alerts to

30. Cybersecurity Requirements

Vendor shall obtain a Cybersecurity Compliance Certificate (CCC) from Saudi Aramco authorized audit firms in accordance to the third-party classification set forth in SACS-002 Third Party Cybersecurity Standard. Vendor shall submit the CCC to Saudi Aramco through the Saudi Aramco e-Marketplace system. Vendor shall renew the CCC every two (2) years.

If Vendor discovers a Cybersecurity Incident that relate to Saudi Aramco Assets or Vendor systems that interact at any time with Saudi Aramco Assets, Vendor shall notify Saudi Aramco within twenty four (24) hours of discovering the Cybersecurity Incident, and shall follow the Cybersecurity Incident Response Instructions set forth in Appendix A to the SACS-002 Third Party Cybersecurity Standard.

Saudi Aramco reserves the right, exercisable at its sole discretion, to revoke the access of Vendor or any of its individual personnel or agents to any Saudi Aramco Assets and disable the connections of Vendor’s systems to Saudi Aramco’s systems. Such action shall be in addition to and not in substitution of any right available to Saudi Aramco under this Purchase Agreement/Purchase Order or at law and shall not relieve Vendor of any obligation to perform under this Purchase Agreement/Purchase Order.

31. Export Control and Economic Sanctions Requirements

(a)	In this section, the capitalized terms below shall have the corresponding meanings ascribed:

Applicable Export Control Laws and Regulations means all export control laws, regulations, orders, directives, designations, licenses, or decisions imposed by the United States, the European Union (including its Member States), the United Kingdom, or any other country with jurisdiction over any activities conducted pursuant to the Purchase Order or Purchase Agreement, as applicable, including, without limitation: the U.S. Export Control Reform Act of 2018, the U.S. Export Administration Regulations, the U.S. Arms Export Control Act, the U.S. International Traffic in Arms Regulations, export controls administered by the U.S. Department of Energy or Nuclear Regulatory Commission, Council Regulation (EC) 428/2009, Council Regulation (EC) No. 1236/2005, and Regulation (EU) 258/2012, the UK Export Control Order 2008, and the military export controls measures of the European Union and its Member States or the United Kingdom.

Applicable Economic Sanctions Laws and Regulations means any applicable statutes, rules, regulations, orders, ordinances, codes, directives or other laws administered by an agency of the U.S. government, or by a non-U.S. government (except to the extent inconsistent with U.S. law), related to economic sanctions, including, without limitation, regulations and restrictions administered by the U.S. Department of the Treasury, Office of Foreign Assets Control (OFAC) (31 C.F.R. Part 500 et seq.); Executive Orders of the President of the United States regarding restrictions on trade with designated countries and persons; secondary sanctions and related punitive measures administered by the U.S. Departments of State and Treasury; European Union (EU) or United Kingdom (UK) economic and financial sanctions imposed pursuant to EU or UK regulations and/or policy decisions; and any other restrictive measures imposed pursuant to sanctions regulations, laws and decisions of EU Member States, UK and other countries with jurisdiction over any activities conducted pursuant to the Purchase Order or Purchase Agreement, as applicable.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 35 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Export Controlled Items means any goods, software, technical data, or technology the export, reexport, or transfer of which are subject to prohibitions or licensing requirements under Applicable Export Control Laws, including, without limitation:

goods, software, technology, and technical data identified on the U.S. Munitions List, the U.S. Commerce Control List, and lists of military and dual-use items subject to the export controls of the EU and its Member States.

Restricted Party means any entity or individual that is the subject or target of sanctions or trade restrictions under Applicable Economic Sanctions Laws and Regulations or Applicable Export Control Laws and Regulations, including: (a) any person listed on any U.S. or non-U.S. sanctions- or export-related restricted or prohibited party list, including OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s Sectoral Sanctions Identifications List, the U.S. Department of Commerce’s Denied Persons, Unverified, Entity, and Military End User Lists, and the EU Consolidated List; (b) any person organized under the Laws of or located or resident in a Sanctioned Country, or that is part of or owned or controlled by the government of a Sanctioned Country; or (c) any person that is, in the aggregate, 50 percent or more owned, directly or indirectly, or otherwise controlled by a person or persons described in clause (a), or that is otherwise the target of asset-blocking sanctions imposed by any U.S., EU, or UK governmental entity.

Sanctioned Country means a country or territory subject to comprehensive geographic blocking or asset-freeze sanctions, a trade embargo, or whose government is subject to comprehensive blocking or asset-freeze sanctions under Applicable Economic Sanctions Laws and Regulations.

(b) In performing under the Purchase Order or Purchase Agreement, as applicable, Vendor shall comply with Applicable Export Control Laws and Regulations (including, but not limited to, any related end-use or end-user restrictions) and Applicable Economic Sanctions Laws and Regulations.

(c) Vendor shall not, without Saudi Aramco’s prior notification and written consent, furnish to Saudi Aramco any Export Controlled Items.

(d) In the event that Saudi Aramco provides written consent to receive Export Controlled Items from the Vendor, the Vendor, prior to furnishing any Export Controlled Items to Saudi Aramco, shall:

i. Inform Saudi Aramco in writing of the export control jurisdiction and classification of the Export Controlled Items to be furnished, and, when in written or tangible form, prominently mark the Items to be furnished as Export Controlled, with notations indicating the export classification number or rating (such as the Export Control Classification Number (“ECCN”) if the Items are controlled under the U.S. Export Administration Regulations);

ii. Obtain any required government licenses or other authorizations necessary to furnish the Export Controlled Items to Saudi Aramco; and

iii. Inform Saudi Aramco of any conditions or provisos associated with any related export license or other authorization.

(e) Vendor shall regularly screen and ensure that neither the Vendor itself or any sub-supplier, subcontractor, or member of Vendor personnel is a Restricted Party or otherwise subject to sanctions under Applicable Economic Sanctions Laws and Regulations. Vendor shall immediately notify Saudi Aramco if it becomes a Restricted Party. Vendor shall regularly screen and ensure that WORK shall not directly or indirectly involve a Restricted Party or Sanctioned Country, and shall immediately cease any WORK and inform Saudi Aramco of same prior to the direct or indirect involvement of any such Restricted Party or Sanctioned Country.

(f) Vendor shall also ensure that all sub-suppliers, subcontractors, and all Vendor personnel comply with all Applicable Export Control Laws and Regulations, and Applicable Economic Sanctions Laws and Regulations.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 36 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Vendor shall not engage in any dealings or transactions with or for the benefit of any Restricted Party, any Sanctioned Country, or supply any goods of Sanctioned Country origin or in which any Restricted Party holds title or other property interest, that would reasonably expose Saudi Aramco to a risk of liability, penalties, or other adverse consequences under Applicable Export Control Laws and Regulations, and Applicable Economic Sanctions Laws and Regulations.

(g) Vendor agrees to obtain a written undertaking identical in terms to the foregoing from any sub-supplier or subcontractor performing services or providing Goods under the applicable Purchase Order or Purchase Agreement.

32. Saudi Aramco Identity Rights

Vendor may only use the Aramco name, logo, and brand assets in accordance with Saudi Aramco’s brand guidelines and standards of usage. Vendor shall direct any questions regarding such use to the Saudi Aramco Corporate Communications Department (CCD)/ Corporate Identity Unit (CIU) by sending an email to the following address                                                                                        and shall comply with the directions from such Saudi Aramco entities. Before making use of the Aramco name, logo, and/or brand assets, Vendor must first submit any such material to the Saudi Aramco CCD/CIU for review. Vendor shall not, nor shall it allow the publishing or release of any such material without Saudi Aramco CCD/CIU’s prior written approval. Saudi Aramco CCD/CIU will respond within ten (10) days of receipt of a request from Vendor to review such material. A lack of a positive response from Saudi Aramco CCD/CIU to such request shall be deemed as a denial of such request until such time that written approval, if any, is granted. Vendor acknowledges that Saudi Aramco is the owner of the Aramco name, logo, and brand assets, and further agrees that Vendor will acquire no ownership rights in the name, logo, and brand assets. Furthermore, if any rights are acquired by Vendor or its affiliates in or in relation to the Aramco name, logo, or brand, Vendor shall and hereby does assign such rights to Saudi Aramco. Permission to use the name and logo can be revoked at the sole discretion of Saudi Aramco.

6.0 ADDITIONAL CONDITIONS

The following additional conditions (as applicable) apply to this requirement:

IKTVA Program

The In-Kingdom Total Value Add program (IKTVA) baselines, measures and supports increased levels of localization in the Kingdom. IKTVA is in support of Saudi Aramco’s commercial interests in promoting a reliable network of local Vendors. The program requires Vendors to meet pre-determined targets and self-report their progress against these targets. Such reporting falls into six major categories: Total Costs related to Saudi Aramco business, locally procured goods and services, Saudi Compensation Related Costs, Training and Development of Saudi employees, spend that targets Saudi supplier Development, and in-Kingdom Research and Development.

From this data, Saudi Aramco uses the below formula to calculate an IKTVA ratio that approximates the percentage of Total Costs related to Saudi Aramco’s business that remains in Kingdom or contributes to the development of the Kingdom’s industrial base and capabilities.

A third-party auditing firm, approved by Saudi Aramco, shall verify the numbers, at an in-Kingdom supplier level only, as part of Vendor’s annual submission.

IKTVA formula:

% IKTVA = [(A+B+C+D+R)/E] + I

Where:

A= Localized goods, services and depreciation/amortization ($)

B= Total Compensation paid to Saudis ($)

C= Training and Development of Saudis ($)

D= In-Kingdom supplier Development spend ($)

R= In-Kingdom Research and Development spend ($)

E= Total Costs (related to Saudi Aramco) ($)

I= Incentive Bonus Factor which includes:

ESG= Environment, Social & Governance (%)

CS= Cybersecurity (%)

RHQ= Regional Headquarter Program (%)

X= Export Revenue Factor (%)

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 37 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

An IKTVA ratio is calculated for each Procurement Agreement. The Vendor’s spend that is included in the IKTVA ratio calculation for that Procurement Agreement (categories A through I below) is limited to spend that is directly or indirectly related to that Procurement Agreement. Also, the Total Costs related to Saudi Aramco business included in the IKTVA calculation (Category E below) is limited to the Total Costs related to Saudi Aramco business under that specific Procurement Agreement.

Category A

Comprises of the cost of any goods and services, purchased from in-Kingdom manufacturers and service providers related to the Total Costs related to Saudi Aramco business. The below intends to illustrate what is included and excluded from Category A.

Examples include:

o	Materials and supplies.

o	Transportation/shipping.

o	In-Kingdom Professional services.

o	Catering.

o	Equipment Rental.

o	Temporary manpower

o	A portion of the compensation paid to expatriate personnel.

o	Utilities.

o	Contractors/consultants

o	Depreciation.

o	Insurance.

o	Financing (interest and financing costs, not including payments of principal).

o	Travel & accommodations.

o	Security services.

o	Custom clearance services.

o	Government payment (taxes, zakat, customs, duties, non-refundable VAT, iqama, visa, and dependent fees, etc.).

Examples exclude:

o	Spend with outside-of-Kingdom suppliers.

o	Contract and government related penalties.

o	Costs included in other Categories.

o	Non-cash transactions (e.g., provisions, FX gains and losses)

o	Dividend payments

o	Refundable VAT

o	Capital expenditures.

o	Costs associated with bidding.

Category B

Comprises any salaries and wages and all related benefits paid to Saudi nationals related to the Total Costs related to Saudi Aramco business. The calculation shall include all personnel involved in performance of the work.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 38 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Category C

Comprises any training costs paid for the development of Saudi nationals related to the Total Costs related to Saudi Aramco business. The calculation shall include the training of all personnel involved in performance of the work. The below intends to illustrate what is included and excluded from Category C.

Examples include:

o	Travel and accommodations when spent in connection with training and development

o	Training and development courses.

o	Annual software license fees related to training.

o	Outside training consultants.

o	Technical training academies, Internship, and co-op sponsorship costs.

o	The portion of compensation for expats related to training Saudis.

o	Donations and contributions to training academies and institutes.

Examples exclude:

o	Cost of Saudi employees participating as trainers or trainees if already included on the Saudi payroll.

Category D

Comprises any In-Kingdom Supplier development costs related to Total Costs related to Saudi Aramco business.

Examples include:

o	Costs of programs designed to improve in-Kingdom supplier quality management.

o	Cost of joint product development programs.

Category R

Comprises any In-Kingdom costs related to performing research and development activities In-Kingdom, related to business with Saudi Aramco.

Category I

Comprises Incentive Bonus Factors driving key focus areas as follows:

Environment, Social & Governance (ESG): ESG refers to the areas within a company’s operation that characterize sustainable, responsible or ethical investments. In the annual IKTVA survey, supplier shall submit their ESG rating along with the results of the ESG evaluation from one of the approved 3rd party ESG evaluation platforms to qualify for the 1% incentive bonus factor.

Cybersecurity (CS): Compliance with cybersecurity standards and regulations is critical in mitigating risks associated with cybercrimes. In the annual IKTVA survey, supplier shall submit their Cybersecurity Compliance Certificate (CCC) to qualify for the 1% incentive bonus factor.

Regional Headquarters (RHQ) Establishment: RHQ program invites global companies’ regional headquarters to relocate to Saudi Arabia. In the annual IKTVA survey, multinational supplier shall submit their RHQ license from the Ministry of Investment to qualify for the 1% incentive bonus factor. Local supplier originating in the Kingdom of Saudi Arabia shall provide proof of documentation indicating headquarters (HQ) is located in the kingdom of Saudi Arabia to qualify for the 1% incentive bonus factor.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 39 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Exports (X): Export Revenue Factor, whereby supplier can receive percentage points to their IKTVA ratio by increasing their export revenue as a percentage of total revenue.

X = [Export Revenue/Total Revenue] x 100%

For the first 10% of Exports, the bonus ratio shall be 1:1 of exports: bonus.

For every additional 5% above the initial 10%, supplier will be awarded an extra 1% bonus on their IKTVA ratio, the bonus ration shall be 5:1 of exports: bonus.

Exports bonus is defined in the formula below:

X ≤ 10%, bonus= X

If

X>10%, bonus = 10+ [(x-10)/5)

Example: if supplier has X=12% then export bonus would be 10+((12-10)/5) = 10.4%

Mandatory IKTVA Targets

It is a mandatory requirement of the Procurement Agreement that Vendor’s IKTVA proposal meets the required IKTVA target set forth in Attachment I.

Implementation of the steps required to meet the required IKTVA target shall be in accordance with the IKTVA execution plan that forms a part of the Procurement Agreement.

Complying with the IKTVA requirements is a material obligation of Vendor under this Procurement Agreement. Failure to meet IKTVA targets as stated in Attachment I of this Procurement Agreement may result in the Vendor being suspended from consideration for future procurement for a period to be determined solely by Saudi Aramco.

MANAGING IKTVA

Saudi Aramco will monitor Vendor’s progress in achieving the IKTVA target set forth in the Procurement Agreement against the agreed IKTVA implementation plan that forms a part of the Procurement Agreement. Vendor shall report achieved IKTVA score on quarterly basis and provide a certified IKTVA report on an annual basis. Saudi Aramco will schedule regular progress review meetings and where progress is not in accordance with the agreed IKTVA implementation plan Saudi Aramco and Vendor shall agree a remedial plan, progress against which will be monitored in the regular progress review meetings.

NOTES TO VENDOR

This agreement prices will be updated upon indexing formulas agreed with the supplier on quarterly basis.

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 40 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

ITEMS, PRICES AND DESCRIPTIONS

Item	Material	Description	UOM	Delivery	Currency Unit Price

00001	1000031917		Feet		USD
				DAYS
		SLIP JOINT

VAT			15%		USD

CASING OCTG;

CASING OCTG;

MANUFACTURER REFERENCES:
5002929400 30011871 OMS OILFIELD SVCS ARABIA LTD. SA
NUMBER -

Attachments:
MS 8314-02
MS 8314-08
45-SAMSS-006 03/15/2023
MS 8314-02_BREAK BULK CARGO P 06/23/2010
MS 8314-08 07/22/2012
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 41 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00002	1000031961		Feet		USD
				DAYS
		CASING:

VAT			15%		USD

CASING;

CASING OCTG;

MANUFACTURER REFERENCES:
5002929402 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-02 08/01/2002
MS 8314-08 08/01/2002
45-SAMSS-006 03/15/2023
MS 8314-02_BREAK BULK CARGO P 06/23/2010
MS 8314-08 07/22/2012
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 42 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00003	1000709513		Feet		USD
				DAYS
		CSG:

VAT			15%		USD

CASING: OCTG;

CASING OCTG;

MANUFACTURER REFERENCES:
5002929404 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-00
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 43 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00004	1000764261		Feet		USD
				DAYS
		PLAIN BEVEL

VAT			15%		USD

CASING OCTG;

CASING OCTG;

MANUFACTURER REFERENCES:
5003007473 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-00
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 44 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00005	1000830178		Feet		USD
				DAYS

VAT			15%		USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929433 30011871 OMS OILFIELD SVCS ARABIA LTD. SA
NUMBER -

Attachments:
MS 8314-00
MS 8444-18 08/01/2002
MS 8444-18
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 45 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00006	1000830179	Feet		USD
			DAYS

VAT		15%		USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929434 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-00
MS 8444-18 08/01/2002
MS 8444-18
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 46 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00007	1000844886	Feet		USD
DAYS

CASING OCTG,

VAT	15%	USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929438 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-00
MS 8444-18 08/01/2002
MS 8444-18
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 47 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00008	1001010445	Feet		USD
DAYS

CASING OCTG,

VAT	15%	USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929455 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8444-18 08/01/2002
45-SAMSS-006 03/15/2023
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 48 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00009	1001010908	Feet		USD
DAYS

CASING OCTG,

VAT	15%	USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929457 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8444-18 08/01/2002
45-SAMSS-006 03/15/2023
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:01	PAGE: 49 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00011	1000031917	Feet		USD
DAYS

SLIP JOINT

VAT	15%	USD

CASING OCTG;

CASING OCTG;

MANUFACTURER REFERENCES:
5002929400 30011871 OMS OILFIELD SVCS ARABIA LTD. SA
NUMBER -

Attachments:
MS 8314-02
MS 8314-08
45-SAMSS-006 03/15/2023
MS 8314-02_BREAK BULK CARGO P 06/23/2010 MS 8314-08 07/22/2012
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 50 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00012	1000031961	Feet		USD
			DAYS
		CASING:

VAT		15%		USD

CASING;

CASING OCTG;

MANUFACTURER REFERENCES:
5002929402 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-02 08/01/2002
MS 8314-08 08/01/2002
45-SAMSS-006 03/15/2023
MS 8314-02_BREAK BULK CARGO P 06/23/2010
MS 8314-08 07/22/2012
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 51 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00013	1000709513	Feet		USD
			DAYS
		CSG:

VAT		15%		USD

CASING OCTG;

CASING: OCTG;

MANUFACTURER REFERENCES:
5002929404 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-00
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 52 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00014	1000764261	Feet		USD
			DAYS
		PLAIN BEVEL

VAT		15%		USD

CASING OCTG;

CASING OCTG;

MANUFACTURER REFERENCES:
5003007473 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-00
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 53 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00015	1000830178	Feet		USD
			DAYS

VAT		15%		USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929433 30011871 OMS OILFIELD SVCS ARABIA LTD. SA
NUMBER -

Attachments:
MS 8314-00
MS 8444-18 08/01/2002
MS 8444-18
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 54 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00016	1000830179	Feet		USD
			DAYS

VAT		15%		USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929434 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8314-00
MS 8444-08 08/01/2002
MS 8444-18
45-SAMSS-006 03/15/2023
SHTS 05/01/2005MS 8314-00
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 55 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00017	1000844886	Feet		USD
			DAYS
		CASING OCTG, CARBON STEEL, ERW OR SAW ST

VAT		15%		USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929438 30011871 OMS OILFIELD SVCS ARABIA LTD SA

Attachments:
MS 8314-00
MS 8444-18 08/01/2002
MS 8444-18
45-SAMSS-006 03/15/2023
MS 8314-00, 4 SHTS 05/01/2005
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 56 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00017	1001010445	Feet		USD
			DAYS
		CASING OCTG,

VAT		15%		USD

VAT	15%	USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929455 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8444-18 08/01/2002
45-SAMSS-006 03/15/2023
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 57 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

Item	Material	Description	UOM	Delivery	Currency Unit Price

00019	1001010908	Feet		USD
			DAYS
		CASING OCTG,

VAT		15%		USD

CASING OCTG;

MANUFACTURER REFERENCES:
5002929457 30011871 OMS OILFIELD SVCS ARABIA LTD. SA

Attachments:
MS 8444-18 08/01/2002
45-SAMSS-006 03/15/2023
IR450600 501 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 58 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.

Saudi Arabian Oil Company Purchasing Department Box 87, Dhahran 31311 Saudi Arabia

List Of Attachments

45-SAMSS-006 03/15/2023
MS 8314-00
MS 8314-00, 4 SHTS 05/01/2005
MS 8314-02
MS 8314-02 08/01/2002
MS 8314-02_BREAK BULK CARGO P 06/23/2010
MS 8314-08
MS 8314-08 07/22/2012
MS 8314-08 08/01/2002
MS 8444-18
MS 8444-18 08/01/2002
IR450600 April 30, 2019

AGRMNT: 4600034594 DATE: October 24, 2023 TIME: 12:02	PAGE: 59 of 59
VENDOR ID AND NAME: 10042781 - OMS OILFIELD SVCS ARABIA LTD.

Copyright (c) 2001-2018 Saudi Aramco. All rights reserved.